                                                                   EXHIBIT 10.12

        ALL SECTIONS MARKED WITH TWO ASTERISKS ("**") REFLECT PORTIONS WHICH HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION BY FLOUR CITY INTERNATIONAL, INC. AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT.

This Agreement, made as of the Fourth day of December in the year one thousand nine hundred and ninety-six by and between TURNER CONSTRUCTION COMPANY, a New York Corporation, (hereinafter called TURNER) and FLOUR CITY ARCHITECTURAL METALS, INC., a Delaware Corporation with offices located at 915 Riverview Drive, Johnson City, TN 37601 (hereinafter called the Subcontractor).

Contract No. 6000H
A. L. 24
TCCo. 21


Description of Work

     Witnesseth, that the Subcontractor and Turner agree as follows:

     ARTICLE I. The Subcontractor shall perform and furnish all the work, labor, services, materials, plant, equipment, tools scaffolds, appliances and all other things necessary for B. P. 3A Glazed Aluminum Curtain Wall System (hereinafter called the Work) for and at the Cleveland Clinic Foundation, Health Sciences Center (hereinafter called the Project), located on premises at 9600 Carnegie Avenue, Cleveland, Ohio (hereinafter called the Premises), as shown and described in and in strict accordance with the Plans, Specifications, General Conditions, Special Conditions and Addenda thereto prepared by Cesar Pelli, New Haven, CT (hereinafter called the Architect) and with the terms and provisions of the General Contract (hereinafter called the General Contract) between Turner and The Cleveland Clinic Foundation (hereinafter called the Owner) dated October 23, 1996 (Letter of Intent) and in strict accordance with the additional Provisions, page(s) 3A thru 3E annexed hereto and made a part hereof.

Contract Documents

     ARTICLE II. The Plans, Specifications, General Conditions, Special Conditions, Addenda and General Contract hereinabove mentioned, are available for examination by the Subcontractor at all reasonable times at the office of Turner, all of the aforesaid, including this Agreement, being hereinafter sometimes referred to as the Contract Documents. The Subcontractor represents and agrees that it has carefully examined and understands this Agreement and the other Contract Documents, has investigated the nature, locality and site of the Work and the conditions and difficulties under which it is to be performed and that it enters into this Agreement on the basis of its own examination, investigation and evaluation of all such matters and not in reliance upon any opinions or representations of Turner, or of the Owner, or of any of their respective officers, agents, servants, or employees.

     With respect to the Work to be performed and furnished by the Subcontractor hereunder, the Subcontractor agrees to be bound to Turner by each and all of the terms and provisions of the General Contract and the other Contract Documents, and to assume toward Turner all of the duties, obligations and responsibilities that Turner by those Contract Documents assumes toward the Owner, and the Subcontractor agrees further that Turner shall have the same rights and remedies as against the Subcontractor as the Owner under the terms and provisions of the General Contract and the other Contract Documents has against Turner with the same force and effect as though every such duty, obligation, responsibility, right or remedy were set forth herein in full. The terms and provisions of this Agreement with respect to the Work to be performed and furnished by the Subcontractor hereunder are intended to be and shall be in addition to and not in substitution for any of the terms and provisions of the General Contract and the other Contract Documents.

     This Subcontract Agreement, the provisions of the General Contract and the other Contract Documents are intended to supplement and complement each other and shall, where possible, be thus interpreted. If, however, any provision of this Subcontract Agreement irreconcilably conflicts with a provision of the General Contract and the other Contract Documents, the provision imposing the greater duty or obligation on the Subcontractor shall govern.

     Although drawn by Turner, this Subcontract Agreement shall, in the event of any dispute over its meaning or application, be interpreted fairly and reasonably and neither more strongly for nor against either party to it.


Time of Completion

     ARTICLE III. The Subcontractor shall commence the Work when notified to do so by Turner and shall diligently and continuously prosecute and complete the Work and coordinate the Work with the other work being performed on the Project, in accordance with the project schedule, any revisions to the project schedule, and any other scheduling requirements listed in this Agreement, so as not to delay, impede, obstruct, hinder or interfere with the commencement, progress or completion of the whole or any part of the Work or other work on the Project.

     The Subcontractor shall participate and cooperate in the development of the project schedule providing information for the scheduling of the times and sequence of operations required for its Work to meet Turner's overall schedule requirements, shall continuously monitor the project schedule so as to be fully familiar with the timing, phasing and sequence of operations of the Work and of other work on the Project, and shall execute the Work in accordance with the requirements of the project schedule including any revisions thereto.

     Should the progress of the Work or of the Project be delayed by any fault or neglect or act or failure to act of the Subcontractor or any of its officers, agents, servants, employees, subcontractors or suppliers so as to cause any additional cost, expense, liability or damage to Turner or to the Owner or any damages or additional costs or expenses for which Turner or the Owner may or shall become liable, the Subcontractor shall and does hereby agree to compensate Turner and the Owner for and indemnify them against all such costs, expenses, damages and liability.

                      ** Confidential treatment requested pursuant to Rule 406

                            Turner, if it deems necessary, may direct the
                      Subcontractor to work overtime and if so directed the Subcontractor shall work said overtime and, provided that the Subcontractor is not in default under any of the terms or provisions of this Agreement or of any of the other Contract Documents. Turner will pay the Subcontractor for such actual additional wages paid, if any, at rates which have been approved by Turner, plus taxes imposed by law on such additional wages, plus workers' compensation insurance, liability insurance and levies on such additional wages if required to be paid by the Subcontractor.
                            If, however, the progress of the Work or of the
                      Project be delayed by delayed by any fault or neglect or act or failure to act of the Subcontractor or any of its officers, agents, servants, employees, subcontractors or suppliers, then the Subcontractor shall, in addition to all of the other obligations imposed by this Agreement upon the Subcontractor in such case, and at its own cost and expense, work such overtime as may be necessary to make up for all time lost in the completion of the Work and of the Project due to such delay. Should the Subcontractor fail to make up for the time lost by reason of such delay, Turner shall have the right to cause other subcontractors to work overtime and to take whatever other action it deems necessary to avoid delay in the completion of the Work and of the Project, and the cost and expense of such overtime and/or such other action shall be borne by the Subcontractor.

Price                       ARTICLE IV. The sum to be paid by Turner, out of
                      funds received from the owner, to the Subcontractor for the satisfactory performance and completion of the Work and, of all of the duties, obligations and responsibilities of the Subcontractor under this Agreement and the other Contract Documents shall be **.

                            (hereinafter called the Price) subject to additions
                      and deductions as herein provided
                            The price includes all Federal, State, County,
                      Municipal and other taxes imposed by law and based upon
                      labor, services, materials, equipment or other items
                      acquired, performed, furnished or used for or in
                      connection with the Work, including but not limited to
                      sales, use and, personal property taxes payable by or
                      levied or assessed against the Owner. Turner or the
                      Subcontractor. Where the law requires any such taxes to be stated and charged separately, the total price of all
                      items included in the Work plus the amount of such taxes
                      shall not exceed the Price.
Monthly                     On or before the last day of each month the
Estimate              Subcontractor shall submit to Turner, in the form required by Turner, a written requisition for payment showing the
                      proportionate value of the Work installed to that date,
                      from which shall be deducted; **; all previous payments;
                      and all charges for services, materials, equipment and
                      other items furnished by Turner to or chargeable to the
                      Subcontractor, and the balance of the amount of such
                      requisition, as approved by Turner and the Architect and
                      for which payment has been received by Turner from the
                      Owner, shall be due and paid to the Subcontractor on or
                      about ** .
                             The obligation of Turner to make a payment under
                      this Agreement, whether a progress or final payment, or
                      for extras or change orders or Delays to the Work is
                      subject to the express condition precedent of payment
                      therefor by the Owner. If Turner has provided payment or
                      performance bonds or a combination payment and performance bond, the obligation of Turner and its surety under any of those bonds to make any payment (whether a progress
                      payment or final payment) to a claimant on that bond is
                      similarly subject to the express condition precedent of
                      payment therefor by the Owner.(*)
                            The Subcontractor shall submit with its first
                      requisition for payment a detailed schedule showing the
                      breakdown of the Price into its various parts for use only as a basis of checking the Subcontractor's monthly
                      requisitions.
                            Turner reserves the right to advance the date of any
                      payment (including the final payment) under this Agreement if, in its sole judgment, it becomes desirable to do so.
                            The Subcontractor agrees that, if and when requested
                      so to do by Turner, it shall furnish such information,
                      evidence and substantiation as Turner may require with
                      respect to the nature and extent of all obligations
                      incurred by the Subcontractor for or in connection with
                      the Work, all payments made by the Subcontractor thereon,
                      and the amounts remaining unpaid, to whom and the reasons
                      therefor.
Final                       Final payment to the Subcontractor shall be
Payment               made only with funds received by Turner from the Owner,
                      the Construction Lender or the Owner's Agent as final
(*) SEE ADDI-         payment for work under the general contract. Final payment
TIONAL PROVI-         to Turner by the Owner shall be an express condition
SIONS, ITEM 33        precedent which must occur before Turner shall be
ON PAGE 3E FOR        obligated to make final payment to the Subcontractor.
CLARIFICATIONS        In addition, final payment by Turner to the
                      Subcontractor shall not become due and payable until the
                      following other express condition precedent have been met:
                      (1) the completion and acceptance of the Work by Turner
                      and the Architect; (2) provision by the Subcontractor of
                      evidence satisfactory to Turner that there are no claims,
                      obligations or liens outstanding or unsatisfied for labor, services, materials, equipment, taxes or other items
                      performed, furnished, or incurred for or in connection
                      with the work; and (3) execution and delivery by the
                      Subcontractor, in a form satisfactory to Turner, of a
                      General Release running to and in favor of Turner and the
                      Owner. Should there prove to be any such claim, obligation or lien after final payment is made, the subcontractor
                      shall refund to Turner all monies that Turner and/or the
                      Owner shall pay in satisfying, discharging or defending
                      against any such claim, obligation or lien or any action
                      bought or judgment recovered thereon and all costs and
                      expenses, including legal fees and disbursements, incurred in connection therewith. The final payment shall be due
                      within ** days after all of these express conditions
                      precedent have been met.(*)
Payments                    If any claim or lien is made or filed with or
Withheld              against Turner, the Owner, the Project or the Promises by
                      any person claiming that the Subcontractor or any
                      subcontractor or other person under subcontract has failed to make payment for any labor, services, materials,
                      equipment, taxes or other items or obligations furnished
                      or incurred for or in connection with the Work, or if at
                      any time there shall be evidence of such nonpayment or of
                      any claim or lien for which, if established. Turner or the
                      Owner might become liable and which is chargeable to the
                      Subcontractor, or if the Subcontractor or any
                      subcontractor or other person under subcontract causes
                      damage to the Work or to any other work on the Project, or if the Subcontractor fails to perform or is otherwise in
                      default under any of the terms or provisions of this
                      Agreement. Turner shall have the right to retain from any
                      payment then due or thereafter to become due an amount
                      which it deems sufficient to (1) satisfy, discharge and/or defend against any such claim or lien or any action which
                      may be brought or judgment which may be recovered thereon,
                      (2) make good any such nonpayment, damage, failure or
                      default, and (3) compensate Turner and the Owner for and
                      indemnify them against any and all losses, liability,
                      damages, costs and expenses, including legal fees and
                      disbursements, which may be sustained or incurred by
                      either or both of them in connection therewith. Turner
                      shall have the right to apply and charge against the
                      Subcontractor so much of the amount retained as may be
                      required for the foregoing purposes. If the amount is
                      insufficient therefor, the Subcontractor shall be liable
                      for the difference and pay the same to Turner.
Payments                    No payment (final or otherwise) made under or in
etc., non-            connection with this Agreement shall be conclusive
Acceptance            evidence of the performance of the Work or of this
                      Agreement, in whole or in part, and no such payment shall be construed to be an acceptance of defective, faulty or improper work or materials nor shall it release the Subcontractor from any of its obligations under this Agreement; nor shall entrance and use by the Owner constitute acceptance of the Work or any part thereof.

Extension           ARTICLE V. Should the Subcontractor be delayed, obstructed, of Time hindered or interfered with in the commencement, prosecution or completion of the work by any cause, including but not limited to any act, omission, neglect, negligence or default of Turner or of anyone employed by Turner, or by any other contractor or subcontractor on the Project, or by the Architect, the Owner or their contractors, subcontractors, agents or consultants, or by damage caused by fire or other casualty or by the combined action of workers or by governmental directive or order in no wise chargeable to the Subcontractor, or by any extraordinary conditions arising out of war or government regulations, or by any other cause beyond the control of and not due to any fault, neglect, act or omission of the Subcontractor, its officers, agents, employees, subcontractors or suppliers, then the Subcontractor shall be entitled to an extension of time for a period equivalent to the time lost by reason of any and all of the aforesaid causes; provided, however, that the Subcontractor shall not be entitled to any such extension of time unless the Subcontractor (1) notifies Turner in writing of the cause or causes of such delay, obstruction, hindrance or interference within forty eight (48) hours of the commencement thereof and
               (2) demonstrates that it could not have anticipated or avoided such delay, obstruction, hindrance or interference and has used all available means to minimize the consequences thereof.
                    The Subcontractor agrees that it shall not be entitled to
               nor claim any cost reimbursement, compensation or damages for any delay, obstruction, hindrance or interference to the Work except to the extent that Turner is entitled to corresponding cost reimbursement, compensation or damages from the Owner under the Contract Documents for such delay, obstruction, hindrance or interference, and then only to the extent of the amount, if any, which Turner, on behalf of the Subcontractor, actually receives from the Owner on account of such delay, obstruction, hindrance or interference.

Freight             ARTICLE VI. The Subcontractor in making or ordering
Charges and    shipments shall not consign or have consigned materials,
Shipments      equipment or any other items in the name of Turner. Turner is under no obligation to make payment for charges on shipments made by or to the Subcontractor but may, at its option, pay such charges, in which case the Subcontractor shall reimburse Turner for the amount of such payments plus a service charge of twenty-five percent (25%) of the amount so paid.

Dimensions          ARTICLE VII. Notwithstanding the dimensions on the Plans,
               Specifications and other Contract Documents it shall be the obligation and responsibility of the Subcontractor to take such measurements as will insure the proper matching and fitting of the Work covered by this Agreement with contiguous work.
Shop                The Subcontractor shall prepare and submit to Turner such
Drawings shop drawings as may be necessary to describe completely the details and construction of the Work. Approval of such shop drawings by Turner and/or the Architect shall not relieve the Subcontractor of its obligation to perform the Work in strict accordance with the Plans, Specifications, the Additional Provisions hereof and the other Contract Documents, nor of its responsibility for the proper matching and fitting of the Work with contiguous work and the coordination of the Work with other work being performed on the site, which obligation and responsibility shall continue until completion of the Work.
Contiguous          Should the proper and accurate performance of the Work
Work hereunder depend upon the proper and accurate performance of other work not covered by this Agreement, the Subcontractor shall carefully examine such other work, determine whether it is in fit, ready and suitable condition for the proper and accurate performance of the Work hereunder, use all means necessary to discover any defects in such other work, and before proceeding with the Work hereunder, report promptly any such improper conditions and defects to Turner, in writing and allow Turner a reasonable time to have such improper conditions and defects remedied.

Interpretation      ARTICLE VIII. The Work hereunder is to be performed and
of Plans and   furnished under the direction and to the satisfaction of both
Specifications the Architect and Turner. The decision of the Architect as to the true construction, meaning and intent of the Plans and Specifications shall be final and binding upon the parties hereto. Turner will furnish to the Subcontractor such additional information and Plans as may be prepared by the Architect to further the Work to be performed and furnished by the Subcontractor and the Subcontractor shall conform to and abide by the same.
                    The Subcontractor shall not make any changes, additions
               and/or omissions in the Work except upon written order of Turner as provided in Article IX hereof.

Change              ARTICLE IX. Turner reserves the right, from time to time,
Orders,        whether the Work or any part thereof shall or shall not have
Additions      been completed, to make changes, additions and/or omissions in
and            the Work as it may deem necessary, upon written order to the
Deductions     Subcontractor. The value of the work to be changed, added or omitted shall be stated in said written order and shall be added to or deducted from the Price.
                    The value of the work to be changed, added or omitted shall be determined by the lump sum or unit prices, if any, stipulated herein for such work. If no such prices are stipulated, such value shall be determined by whichever of the following methods or combination thereof Turner may elect:

               (a) By adding or deducting a lump sum or an amount determined by a unit price agreed upon between the parties hereto.
PER SECTION "L"
OF TURNER'S
SPECIAL
CONDITIONS


               Should the parties hereto be unable to agree as to the value of the work to be changed, added or omitted, the Subcontractor shall proceed with the work promptly under the written order of Turner from which order the stated value of the work shall be omitted, and the determination of the value of the work shall be referred to the Architect whose decision shall be final and binding upon the parties hereto.
                    In the case of omitted work Turner shall have the right to withhold from payments due or to become due to the Subcontractor an amount which, in Turner's opinion, is equal to the value of such work, until such time as the value thereof is determined by agreements or by the Architect as hereinabove provided.
                    All changes, additions or omissions in the Work ordered in writing by Turner shall be deemed to be a part of the Work hereunder and shall be performed and furnished in strict accordance with all of the terms and provisions of this Agreement and the other Contract Documents.

CLEVELAND CLINIC FOUNDATION
HEALTH SCIENCES CENTER - PHASE 1
CLEVELAND, OHIO
CONTRACT NO. 6000H

                             ADDITIONAL PROVISIONS

1. The "Price" referred to in Article IV of this Agreement as well as any Alternates, Unit Prices, hourly rates, separate prices, etc. stated in this Agreement shall remain in full force and effect for the duration of the Project (defined in Article I on Page 1). Also, prices established in any subsequent Change Orders to this Agreement shall remain in full force and effect for the same duration.

2. Subcontractor shall submit with each application for payment a sworn statement, in quadruplicate, setting forth the names and addresses of persons or firms who have been contracted with, or have furnished, or are furnishing materials or labor in connection with this Subcontract Agreement; also, showing opposite the name of each such person or firm the kind of material furnished or general nature of work performed, amount of contract, amount received to date, balance due and balance to become due. If Subcontractor's material is from stock, this sworn statement should recite that such material was taken from paid stock.

     If such affidavit (sworn statement) indicates indebtedness to sub-subcontractors and/or materialmen, Turner will require Affidavits and Waivers of Lien from sub-contractors and/or materialmen.

3. The Subcontractor must cooperate with and participate in the job safety program as summarized in the "Turner Safety Program". With reference to
     Item 10, a low velocity power actuated tool is defined as that where the stud or pin shall be caused to have a velocity not in excess of 300 feet per second when measured 6-1/2 feet from the muzzle of the fastening tool.

     Subcontractor is required to hold Turner harmless for any and all violation by the Subcontractor of safety requirements in Federal Register Volume 44, No. 29, Safety and Health Regulations for Construction.

4. Turner is a Federal Contractor and all subcontracts must conform with the requirements of Presidential Executive Orders 11246, 11375 and all other applicable laws, rules and regulations to ensure Equal Employment Opportunity. Subcontractors with field labor portions of $10,000.00 or more are required to:

     A. Execute a Monthly Utilization Report - Standard Form 257 for On-site Workforce.

     B.  Send a notice of non-discrimination to all applicable unions.

     C. Comply to the Affirmative Action Program which provides a minimal, acceptable level of minority and female group employment (goals) for each and every trade and specific affirmative action steps to be followed during performance of the contract. Trade goal on this project is twenty-two and six tenths percent (22.6%) minority employment and seven percent (7%) female employment. (Contractor's and subcontractor's own workforce).

5.   Subcontractor will exert best effort to achieve MBE/FBE participation.


                                                       Cont'd on Page 3B

                                      -3A-

CLEVELAND CLINIC FOUNDATION
HEALTH SCIENCES CENTER-PHASE 1
CLEVELAND, OHIO
CONTRACT NO. 6000H

ADDITIONAL PROVISIONS-Cont'd

 6. All shanties that are pre-approved by Turner and installed by Subcontractor, or its subcontractors, ten feet or less from the building, shall be constructed of fireproof lumber, steel, masonry or other approved noncombustible materials, including wire glass. If valuable materials or extraordinary fire hazards are present, shanties installed more than ten feet from buildings shall also be fireproof. Before installing shanties, Turner's Superintendent must approve construction and location.

 7. Subcontractor will provide an experienced Superintendent or Foreman, familiar and experienced in work similar to the Work used on this Project as well as this Subcontractor's trade. Turner must approve of Subcontractor's Superintendent or Foreman. If for any reason Turner should request a change of personnel during the course of the job, the request will be honored immediately. Before Subcontractor replaces any Superintendent or Foreman, approval of Turner is required.

 8. Should overtime work be required through Trade Contractor's negligence and/or inability to keep up with the pace of the Project, Trade Contractor will be charged for added costs to provide any temporary light and power, heat, hoisting services and other facilities during the premium time hours.

 9. The Work includes any out-of-sequence work, required for the hoist bay area. In the event out-of-sequence work is required due to temporary facility and logistics in other areas, Subcontractor will accommodate Turner provided this does not pose a financial constraint on Subcontractor or schedule constraint.

10. Subcontractor is responsible for all necessary development of the Work to fulfill the intent of the Contract Documents for a complete and/or functioning system whether totally defined by the drawings and specifications or not.

11. This Project has been declared tax exempt by the Owner for all materials and labor associated with the permanent structure only in accordance with the tax laws of the State of Ohio. Sales tax, however, will be paid by this Trade Contractor for all materials and labor on this Project that does not fall underneath this requirement.

12. This Subcontractor does hereby waive any rights to direct payment from the Owner for any disputed amount or claim unless prior approved by Turner.

13. This Agreement shall be fully assignable to the Owner upon his request. It is agreed and understood that the Owner may accept said assignment at any time during the course of construction prior to final completion. This assignment would be effective upon acceptance by the Owner in writing and would accrue all rights, remedies and obligations to the Owner as are due Turner under this Agreement.

14. The Work of this Agreement shall include, but not be limited to, all materials, expediting labor, tools, equipment, scaffolding, shop drawings, catalog cuts, engineering, layout work, supplies, plant, freight, superintendence, transportation, temporary construction where required, compliance with all agencies (City, County, State and Federal as may be required), contributions, insurance, all taxes of any kind (excluding Ohio State Sales Tax for permanent

                                                               Cont'd on Page 3C

                                     - 3B -

** Confidential treatment requested pursuant to Rule 406

CLEVELAND CLINIC FOUNDATION
HEALTH SCIENCES CENTER - PHASE 1
CLEVELAND, OHIO
CONTRACT NO. 6000H

ADDITIONAL PROVISIONS-CONT'D

     construction), all other services, facilities and things necessary to furnish and install B. P. 3A Glazed Aluminum Curtain Wall System Work in accordance with Contract Documents listed below, with the following clarifications:

     A.   Turner's Invitation to Bid dated 7/9/96.

     B.   Contract Documents dated 10/22/96, EXHIBIT "B" (13 pages).

     C. Letter of Understanding/Project Mission Statement, EXHIBIT "C" (1 page).

     D. Turner's Purchase Requisition No. 3A "Glazed Aluminum Curtain Wall System" dated 9/12/96, EXHIBIT "D" (7 pages).

15. The Cleveland Clinic Foundation Projects have initiated a labor agreement with all trades relative to this work. Same to be finalized by the end of January, 1997 and will be a part of this Agreement.

16.  The Subcontract Price is as follows:

     Adjusted Base Bid                                             **

     *  Add column @ bridge                                        **
     *  Exterior (3 coats paint in lieu of 4)                      **
     *  Polycron paint @ interior                                  **
     *  Aluminum doors in lieu of stainless steel                  **
     *  Eliminate molded corners @ interior glazing gaskets        **
     *  Segmented Educ. Bldg. stair per SK-1                       **
                                                                     -------
                                               Subtotal            **
        Negotiation Discount                                       **
                                                                     -------
                                               Revised Bid         **
        Deduct Carnegie Bridge                                     **
                                                                     -------

                                               SUBCONTRACT PRICE   **

17.  The following understandings are included as part of this Subcontract
     Agreement:

     A. Clarification to item 10, page 5 of Purchase Requisition. Final cleaning will be at the direction of Turner.

     B. Subcontractor will furnish a parent company guarantee on a form acceptable to Turner with the signed Agreement. This parent company guarantee will be in effect through the warranty period.

     C. Subcontractor will provide an irrevocable letter of credit in the amount of ** to Turner to be in effect through the warranty period of the Project.

                                                             Cont'd on Page 3D

                                      -3C-

CLEVELAND CLINIC FOUNDATION
HEALTH SCIENCES CENTER - PHASE 1
CLEVELAND, OHIO
CONTRACT NO. 6000H



ADDITIONAL PROVISIONS - CONT'D.


          D. The curtainwall work is based on a mutually agreed upon Subcontractor's schedule dated 12/12/96, EXHIBIT "A" (3 pages). Since time is of the essence, Subcontractor will make every effort so that the mock-up, window and curtainwall test will occur one month earlier than shown on the Subcontractor's schedule dated 12/12/96.

18. The Architect has agreed on a ten (10) day door to door turn around time for shop drawings, provided that submittals are kept to a reasonable size package and submission is phased - Subcontractor to provide outline of shop drawing submission at the earliest time after award to facilitate schedule.

19. The Owner, Turner and Architect will schedule work meetings associated with the above submittals as required to facilitate the approval process. Meeting to be scheduled either in Cleveland and/or New York at Architect's office.

20. Subcontractor requested a forty-eight (48) hour turn around time for RFI's. Provided that the RFI's are reasonable, the Architect has agreed to meet this time frame. The forty-eight (48) hours to be work days only.

21. Subcontractor will review possibility of awarding the materials (aluminum) extrusion work to more then one manufacture to enhance schedule outcome and advise Turner if this is viable and beneficial to Project outcome.

22. Subcontractor is advised that Turner will employ an on-site exterior wall consultant (CDC) to periodically inspect and review shop drawings and on-site Work. Subcontractor agrees to afford the consultant reasonable time and access to all phases of this operation provided there is no delay to Subcontractor's schedule.

23. In addition to the indemnification required in Article XXIII of the Agreement, Subcontractor shall further hold Turner and the Owner harmless to the same degree for claims arising out of the Subcontractor's errors and omissions in the exterior wall design documents. Subcontractor shall provide to Turner evidence of product liability coverage in a least $5 million. Continuing evidence of the renewal of such coverage on its anniversary date must be provided, up to and until such date as legal actions may no longer be brought in accordance with applicable statutes.

24. Warranty for the Work is per item 13, page 5 of Purchase Requisition.

25. Subcontractor will engineer, fabricate and install the entire aluminum and curtain wall system. Subcontracting any portion of this scope other than manufacturing of the aluminum extrusions and supply of glass, will not be permitted without the expressed approval by Turner. In the event subcontracting any portion of the Work could be beneficial to the Project outcome, Subcontractor must seek written approval from Turner indicating specific benefit.

                                                               Cont'd on Page 3E


                                      -3D-

CLEVELAND CLINIC FOUNDATION
HEALTH SCIENCES CENTER - PHASE 1
CLEVELAND, OHIO
CONTRACT NO. 6000H

ADDITIONAL PROVISIONS - Cont'd

26. Subcontractor will work with other curtainwall trade contractors, i.e., stone work and support and precast work to coordinate shop drawing activities to minimize any problems, to allow for a smooth transition between each system.

27. Subcontractor will continually review and update the 12/12/96 schedule to enhance activities for the benefit of the Project, specifically as it relates to shop drawings, securing materials, fabrication, delivery for mock-up, delivery to jobsite and field installation of system on site.

28. All deliveries to jobsite and jobsite storage will be coordinated with Turner's Project Superintendent.

29. Any material damaged during shipment will be replaced as expeditiously as practical to the Project site to minimize out-of-sequence work activities.

30. Subcontractor has committed to staff the Project and supervise all levels of this operation with qualified personnel meeting the approval of Turner and the Owner. A staffing chart will be submitted by Subcontractor for Turner's concurrence. Any change to assigned staff, once approved by Turner, must be approved by Turner.

31. The quality level of any accepted alternates will be similar to the level of the original material specified. Subcontractor is aware and understands the Architect's quality level intent of the Project.

32. Subcontractor understands that Contract Documents do not indicate in depth details which may be required to build a complete system. Subcontractor has taken these items under full consideration and fulfilled the full intent for a complete system.

33. Subcontractor's acceptance of the expressed conditions precedent for payment terms is conditional on the understanding that: in the event Owner withholds progress and/or final payment, due to no fault of Subcontractor's work, Turner will immediately reformat requisition for payment in such fashion as to segregate monies due Subcontractor and follow for receipt of funds from the Owner for timely payment to Subcontractor.

                                      -3E-

** Confidential treatment requested pursuant to Rule 406

-----------------------------------------------------------------------------------------------------------------------------------
FLOUR CITY ARCHITECTURAL METALS                        PRELIMINARY JOB SCHEDULE FOR TURNER CONSTRUCTION
-----------------------------------------------------------------------------------------------------------------------------------
ID    Task Name                           Duration  Start          Finish
-----------------------------------------------------------------------------------------------------------------------------------
43    Scheduling Assumptions:             **        **             **           **        :
-------------------------------------------------------------------------------
44    1. two wk total appr'l turn
         around on all submittals         **        **             **           **        :
-------------------------------------------------------------------------------
45    2. approved or approved as
         noted after 1st                  **        **             **           **        :
-------------------------------------------------------------------------------
46       submittal to release
         material production              **        **             **           **        :
-------------------------------------------------------------------------------
47    3. 2nd subm for record only         **        **             **           **        :
-------------------------------------------------------------------------------
48    4. RFI response within 48 hours     **        **             **           **        :
-------------------------------------------------------------------------------
49    5. no changes to contract docs      **        **             **           **        :
-------------------------------------------------------------------------------
50    6. schedule for trellises,
         soffits, canopies,               **        **             **           **        :
-------------------------------------------------------------------------------
51       doors, stacks & vestibules
         will be                          **        **             **           **        :
-------------------------------------------------------------------------------
52       provided separately.             **        **             **           **        :
-------------------------------------------------------------------------------
53    7. streets to be closed
         for crane setting (2)            **        **             **           **        :
-------------------------------------------------------------------------------
54    8. sequence of bldgs per TCCO
         request                          **        **             **           **        :
-------------------------------------------------------------------------------
55    9. TCCO provide Architect
         Autocad files to                 **        **             **           **        :
-------------------------------------------------------------------------------
56       FCAM by December 18, 1996        **        **             **           **        :
-------------------------------------------------------------------------------
57   10. shape/design approval of
         windows &                        **        **             **           **        :
-------------------------------------------------------------------------------
58       curtain wall for job by
         early-mid Jan 1997               **        **             **           **        :
-------------------------------------------------------------------------------
59   11. the entire building structures
         shall be ready                   **        **             **           **        :
-------------------------------------------------------------------------------
60       for FCAM work to commence
         as follows:                      **        **             **           **        :
-------------------------------------------------------------------------------
61       BME Sep 1, 1997;
         Education Oct 1, 1997; &         **        **             **           **        :
-------------------------------------------------------------------------------
62       Research Dec 1, 1997.            **        **             **           **        :
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
FLOUR CITY ARCHITECTURAL METALS                        PRELIMINARY JOB SCHEDULE FOR TURNER CONSTRUCTION
-------------------------------------------------------------------------------------------------------------------
ID    Task Name                           Duration  Start          Finish
-------------------------------------------------------------------------------------------------------------------
43    Scheduling Assumptions:             **        **             **           **        :
-------------------------------------------------------------------------------
44    1. two wk total appr'l turn
         around on all submittals         **        **             **           **        :
-------------------------------------------------------------------------------
45    2. approved or approved as
         noted after 1st                  **        **             **           **        :
-------------------------------------------------------------------------------
46       submittal to release
         material production              **        **             **           **        :
-------------------------------------------------------------------------------
47    3. 2nd subm for record only         **        **             **           **        :
-------------------------------------------------------------------------------
48    4. RFI response within 48 hours     **        **             **           **        :
-------------------------------------------------------------------------------
49    5. no changes to contract docs      **        **             **           **        :
-------------------------------------------------------------------------------
50    6. schedule for trellises,
         soffits, canopies,               **        **             **           **        :
-------------------------------------------------------------------------------
51       doors, stacks & vestibules
         will be                          **        **             **           **        :
-------------------------------------------------------------------------------
52       provided separately.             **        **             **           **        :
-------------------------------------------------------------------------------
53    7. streets to be closed
         for crane setting (2)            **        **             **           **        :
-------------------------------------------------------------------------------
54    8. sequence of bldgs per TCCO
         request                          **        **             **           **        :
-------------------------------------------------------------------------------
55    9. TCCO provide Architect
         Autocad files to                 **        **             **           **        :
-------------------------------------------------------------------------------
56       FCAM by December 18, 1996        **        **             **           **        :
-------------------------------------------------------------------------------
57   10. shape/design approval of
         windows &                        **        **             **           **        :
-------------------------------------------------------------------------------
58       curtain wall for job by
         early-mid Jan 1997               **        **             **           **        :
-------------------------------------------------------------------------------
59   11. the entire building structures
         shall be ready                   **        **             **           **        :
-------------------------------------------------------------------------------
60       for FCAM work to commence
         as follows:                      **        **             **           **        :
-------------------------------------------------------------------------------
61       BME Sep 1, 1997;
         Education Oct 1, 1997; &         **        **             **           **        :
-------------------------------------------------------------------------------
62       Research Dec 1, 1997.            **        **             **           **        :
-------------------------------------------------------------------------------


Project: CLEVELAND CLINIC   Task         Summary             Rolled Up Progress
Date: Thu 12/12/96          Progress     Rolled Up Task
                            Milestone    Rolled Up Milestone
--------------------------------------------------------------------------------
                                     Page 3
--------------------------------------------------------------------------------

** Confidential treatment requested pursuant to Rule 406

-----------------------------------------------------------------------------------------------------------
FLOUR CITY ARCHITECTURAL METALS              PRELIMINARY JOB SCHEDULE FOR TURNER CONSTRUCTION
-----------------------------------------------------------------------------------------------------------
ID   Task Name                             Duration            Start               Finish
------------------------------------------------------------------------------------------
23   EDUCATION BLDG WINDOWS & C. WALL        **                **                    **
24     shop drwgs, prepare & 1st subm        **                **                    **
25     shop drwgs, approve & return          **                **                    **
26     shop drwgs, submit for record         **                **                    **
27     material production                   **                **                    **
28     unit assembly                         **                **                    **
29     field work, pre-unit installation     **                **                    **
30     unit installation                     **                **                    **
31     caulking & trim                       **                **                    **
32
33   RESEARCH BLDG WINDOWS & C. WALL         **                **                    **
34     shop drwgs, prepare & 1st subm        **                **                    **
35     shop drwgs, approve & return          **                **                    **
36     shop drwgs, submit for record         **                **                    **
37     material production                   **                **                    **
38     unit assembly                         **                **                    **
39     field work, pre-unit installation     **                **                    **
40     unit installation                     **                **                    **
41     caulking & trim                       **                **                    **
42


FLOUR CITY ARCHITECTURAL METALS              PRELIMINARY JOB SCHEDULE FOR TURNER CONSTRUCTION
------------------------------------------------------------------------------------------------------------------------------------

ID   Task Name                           **             **            **            **            **           **             **
------------------------------------------------------------------------------------------------------------------------------------
23   EDUCATION BLDG WINDOWS & C. WALL
24     shop drwgs, prepare & 1st subm
25     shop drwgs, approve & return
26     shop drwgs, submit for record
27     material production
28     unit assembly
29     field work, pre-unit installation
30     unit installation
31     caulking & trim
32
33   RESEARCH BLDG WINDOWS & C. WALL
34     shop drwgs, prepare & 1st subm
35     shop drwgs, approve & return
36     shop drwgs, submit for record
37     material production
38     unit assembly
39     field work, pre-unit installation
40     unit installation
41     caulking & trim
42
------------------------------------------------------------------------------------------------------------------------------------

Project: CLEVELAND CLINIC
Date: Thu 12/12/98

-------------------------------------------------------------------------------

Task                          Summary                        Rolled Up Progress
Progress                      Rolled Up Task
Milestone                     Rolled Up Milestone

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

** Confidential treatment requested pursuant to Rule 406

---------------------------------------------------------------------------------------------------------------------------------
FLOUR CITY ARCHITECTURAL METALS         PRELIMINARY JOB SCHEDULE FOR TURNER CONSTRUCTION
---------------------------------------------------------------------------------------------------------------------------------
0    Task Name                                Duration       Start          Finish
---------------------------------------------------------------------------------------------------------------------------------
1    CURTAIN WALL WORK                          **            **              **
2      SUBCONTRACT AWARD                        **            **              **
3
4      MOCKUP, WINDOW & CURTAIN WALL            **            **              **
5        shop drwgs, prepare & 1st subm         **            **              **
6        shop drwgs, approve & return           **            **              **
7        shop drwgs, submit for record          **            **              **
8        material production                    **            **              **
9        unit assembly                          **            **              **
10       ship/erect/pretest                     **            **              **
11       test                                   **            **              **
12
13     BME BUILDING WINDOWS & C. WALL           **            **              **
14       shop drwgs, prepare & 1st subm         **            **              **
15       shop drwgs, approve & return           **            **              **
16       shop drwgs, submit for record          **            **              **
17       material production                    **            **              **
18       unit assembly                          **            **              **
19       field work, pre-unit installation      **            **              **
20       unit installation                      **            **              **
21       caulking & trim                        **            **              **
22
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Project: CLEVELAND CLINIC     Task                 Summary                       Rolled Up Programs
Date: Thu 12/12/96            Programs             Rolled Up Task
                              Milestone            Rolled Up Milestone
---------------------------------------------------------------------------------------------------------------------------------

                                     Page 1
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Current Construction Document List            CCF Health Sciences Center

22-Oct-96                                     Turner Constructions Co.     6000H
--------------------------------------------------------------------------------

Number              Title                             Revised Date      Noted
----------------------------------------------------------------------------------------------
Drawings

     Architectural

A-0000    Cover Sheet                                  10/14/96         Clean-up Set (CE-07)
A-0001    Drawing Index                                10/14/96         Clean-up Set (CE-07)
A-0002    Symbols/Abbreviations                        10/14/96         Clean-up Set (CE-07)
A-0003    Egress Plans                                 10/14/96         Clean-up Set (CE-07)
A-0100    Basement Level Floor Plan                    10/14/96         Clean-up Set (CE-07)
A-0101    First Level Floor Plan                       10/14/96         Clean-up Set (CE-07)
A-0102    Second Level Floor Plan                      10/14/96         Clean-up Set (CE-07)
A-0103    Third Level Floor Plan                       10/14/96         Clean-up Set (CE-07)
A-0104    Fourth Level Floor Plan                      10/14/96         Clean-up Set (CE-07)
A-0105    Fifth Level Floor Plan                       10/14/96         Clean-up Set (CE-07)
A-0106    Penthouse Plan                               10/14/96         Clean-up Set (CE-07)
A-0107    Roof Plan                                    10/14/96         Clean-up Set (CE-07)
A-0210    Basement Plan-Education Wing                 10/14/96         Clean-up Set (CE-07)
A-0211    First Level Floor Plan-Education Wing        10/14/96         Clean-up Set (CE-07)
A-0212    Second Level Floor Plan-Education Wing       10/14/96         Clean-up Set (CE-07)
A-0213    Third Level Floor Plan-Education Wing        10/14/96         Clean-up Set (CE-07)
A-0213i   Third & Fourth Level Interstitial-Education  10/14/96         Clean-up Set (CE-07)
A-0214    Fourth Level Floor Plan-Education Wing       10/14/96         Clean-up Set (CE-07)
A-0215    Fifth Level Floor Plan-Education Wing        10/14/96         Clean-up Set (CE-07)
A-0220    Basement Plan-Research Wing                  10/14/96         Clean-up Set (CE-07)
A-0221    First Level Floor Plan-Research Wing         10/14/96         Clean-up Set (CE-07)
A-0222    Second Level Floor Plan-Research Wing         9/13/96         Clean-up Set (CE-07)
A-0223    Third Level Floor Plan-Research Wing         10/14/96         Clean-up Set (CE-07)
A-0224    Fourth Level Floor Plan-Research Wing        10/14/96         Clean-up Set (CE-07)
A-0225    Fifth Level Floor Plan-Research Wing         10/14/96         Clean-up Set (CE-07)
A-0226    Mechanical Equipment Level Floor Plan        10/14/96         Clean-up Set (CE-07)
A-0310    RCP-Basement-Education Wing                  10/14/96         Clean-up Set (CE-07)
A-0311    RCP-First Level-Education Wing               10/14/96         Clean-up Set (CE-07)
A-0312    RCP-Second Level-Education Wing              10/14/96         Clean-up Set (CE-07)
A-0313    RCP-Third Level-Education Wing               10/14/96         Clean-up Set (CE-07)
A-0314    RCP-Fourth Level-Education Wing              10/14/96         Clean-up Set (CE-07)
A-0315    RCP-Fifth Level-Education Wing               10/14/96         Clean-up Set (CE-07)
A-0320    RCP-Basement-Research Wing                   10/14/96         Clean-up Set (CE-07)
A-0321    RCP-First Level-Research Wing                10/14/96         Clean-up Set (CE-07)
A-0322    RCP-Second Level-Research Wing                9/13/96         Clean-up Set (CE-07)
A-0323    RCP-Third Level-Research Wing                10/14/96         Clean-up Set (CE-07)
A-0324    RCP-Fourth Level-Research Wing               10/14/96         Clean-up Set (CE-07)
A-0325    RCP-Fifth Level-Research Wing                10/14/96         Clean-up Set (CE-07)
A-0400    Education Wing Atrium Core                   10/14/96         Clean-up Set (CE-07)
A-0410    Education Wing Atrium Grand Stair            10/14/96         Clean-up Set (CE-07)
A-0411    Education Wing Atrium Grand Stair Details    10/14/96         Clean-up Set (CE-07)
A-0420    Research Lobby Core                          10/14/96         Clean-up Set (CE-07)

-------------------------------------------------------------------------------
                                EXHIBIT "B"                        Page 1 of 13

-----------------------------------------------------------------------------------------------------------------------
Number                        Title                                    Revised Date                 Noted
-----------------------------------------------------------------------------------------------------------------------
A-0421        Elevator Shaft Details                                  10/14/96                 Clean-up Set (CE-07)
A-0440        Service Core - Plans and Details - Education            10/14/96                 Clean-up Set (CE-07)
A-0450        Service Stair - Plans and Details - Research            10/14/96                 Clean-up Set (CE-07)
A-0452        Misc. Stair Details                                     10/14/96                 Clean-up Set (CE-07)
A-0453        Misc. Interior Details                                  10/14/96                 Clean-up Set (CE-07)
A-0454        Data Core - Plans & Sections - Research                 10/14/96                 Clean-up Set (CE-07)
A-0460        East 100th Street Bridge Plans                          10/14/96                 Clean-up Set (CE-07)
A-0461        East 100th Street Bridge Elevations/Sections            10/14/96                 Clean-up Set (CE-07)
A-0462        East 100th Street Bridge Details                        10/14/96                 Clean-up Set (CE-07)
A-0463        East 100th Street Bridge Details                        10/14/96                 Clean-up Set (CE-07)
A-0464        East 100th Street Bridge Details                        10/14/96                 Clean-up Set (CE-07)
A-0470        NC Building Connection                                  10/14/96                 Clean-up Set (CE-07)
A-0500        5th Floor Raked Classroom - Education Wing              10/14/96                 Clean-up Set (CE-07)
A-0510        First Floor Classroom/Seminar - Education Wing          10/14/96                 Clean-up Set (CE-07)
A-0520        Fourth Floor Classroom - Education Wing                 10/14/96                 Clean-up Set (CE-07)
A-0530        Fifth Floor Classroom - Education Wing                  10/14/96                 Clean-up Set (CE-07)
A-0550        Fifth Floor Misc. Rooms - Education Wing                10/14/96                 Clean-up Set (CE-07)
A-0560        Toilet Room - Plans                                     10/14/96                 Clean-up Set (CE-07)
A-0561        Toilet Room - Elevations                                10/14/96                 Clean-up Set (CE-07)
A-0562        Toilet Room - Elevations                                10/14/96                 Clean-up Set (CE-07)
A-0570        Photography Department Plan                             10/14/96                 Clean-up Set (CE-07)
A-0571        Photography Department Elevations                       10/14/96                 Clean-up Set (CE-07)
A-0580        Research Entry                                          10/14/96                 Clean-up Set (CE-07)
A-0600        Interior Elevations - Education/Research Corridors      10/14/96                 Clean-up Set (CE-07)
A-0610        Interior Elevations & Plans - Commons                   10/14/96                 Clean-up Set (CE-07)
A-0620        Interior Elevations - Commons                           10/14/96                 Clean-up Set (CE-07)
A-0630        Rail Details - Commons                                  10/14/96                 Clean-up Set (CE-07)
A-0635        Research Wing Elevations & Details - Commons            10/14/96                 Clean-up Set (CE-07)
A-0640        Educ. Lvls 2,3, & 4 Interior Elevations                 10/14/96                 Clean-up Set (CE-07)
A-0650        Interior Elevations - Library Third Floor               10/14/96                 Clean-up Set (CE-07)
A-0660        Interior Elevations - Library Stair                     10/14/96                 Clean-up Set (CE-07)
A-0661        Library Stair & Guard Rail Details                      10/14/96                 Clean-up Set (CE-07)
A-0700        Building Section/Elevations                             10/14/96                 Clean-up Set (CE-07)
A-0710        Building Elevations                                     10/14/96                 Clean-up Set (CE-07)
A-0720        Building Elevations                                     10/14/96                 Clean-up Set (CE-07)
A-0800        Building Section: North/South Education                 10/14/96                 Clean-up Set (CE-07)
A-0810        Building Section: Atrium With Bridge                    10/14/96                 Clean-up Set (CE-07)
A-0820        Building Section: Atrium and Library Stair              10/14/96                 Clean-up Set (CE-07)
A-0830        Building Section: East/West Education                   10/14/96                 Clean-up Set (CE-07)
A-0840        Building Section: East/West Research                    10/14/96                 Clean-up Set (CE-07)
A-0850        Building Section: East End/Research                     10/14/96                 Clean-up Set (CE-07)
A-0860        Building Section: Research Lobby/Shaft                  10/14/96                 Clean-up Set (CE-07)
A-0870        Building Section: Commons/West End                      10/14/96                 Clean-up Set (CE-07)
A-0900        Detailed Building Elevations: Education Wing            10/14/96                 Clean-up Set (CE-07)
A-0910        Detailed Building Elevations: Atrium                    10/14/96                 Clean-up Set (CE-07)
A-0920        Detailed Building Elevations: Education Wing            10/14/96                 Clean-up Set (CE-07)
A-0930        Detailed Building Elevations: Education Wing            10/14/96                 Clean-up Set (CE-07)
A-0940        Detailed Building Elevations: Research & Ed. Wings      10/14/96                 Clean-up Set (CE-07)
A-0950        Detailed Building Elevations: Research Wing             10/14/96                 Clean-up Set (CE-07)
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Number                       Title                                         Revised Date             Noted
-------------------------------------------------------------------------------------------------------------------------
A-0980         Detailed Building Elevations: Research Wing                 10/14/96                 Clean-up Set (CE-07)
A-0990         Detail Elevation - Typical Exterior Truss Wall              10/14/96                 Clean-up Set (CE-07)
A-1000         Wall Sections - Education Wing                              10/14/96                 Clean-up Set (CE-07)
A-1010         Wall Sections - Education Wing                              10/14/96                 Clean-up Set (CE-07)
A-1020         Wall Sections - Research Wing                               10/14/96                 Clean-up Set (CE-07)
A-1030         Wall Sections - Research Wing                               10/14/96                 Clean-up Set (CE-07)
A-1060         Plan & Section - Trellis/Terrace                            10/14/96                 Clean-up Set (CE-07)
A-1110         Exterior Wall Plan Details - Education Wing                 10/14/96                 Clean-up Set (CE-07)
A-1120         Exterior Wall Plan Details - Research Wing                  10/14/96                 Clean-up Set (CE-07)
A-1130         Exterior Wall Plan Details - Education/Research Wing        10/14/96                 Clean-up Set (CE-07)
A-1131         Exterior Wall Plan Details - Education/Research Wing        10/14/96                 Clean-up Set (CE-07)
A-1132         Expansion Joint - Educ/Research @ Roof                      10/14/96                 Clean-up Set (CE-07)
A-1140         Exterior Wall Plan Details - Misc. Curtainwall              10/14/96                 Clean-up Set (CE-07)
A-1150         Exterior Wall Section Details - Typical Wall                7/10/96                  Clean-up Set (CE-07)
A-1160         Exterior Wall Section Details - Curtainwall & Drum          10/14/96                 Clean-up Set (CE-07)
A-1161         Exterior Wall Section Details - Curtain Wall                10/14/96                 Clean-up Set (CE-07)
A-1170         Terrace/Trellis Details                                     10/14/96                 Clean-up Set (CE-07)
A-1171         Door Sill Details                                           10/14/96                 Clean-up Set (CE-07)
A-1180         Ext. Wall Section Details                                   10/14/96                 Clean-up Set (CE-07)
A-1190         Typical Parapet Details                                     10/14/96                 Clean-up Set (CE-07)
A-1191         Exterior Wall Details                                       10/14/96                 Clean-up Set (CE-07)
A-1192         Expansion Joint Details                                     10/14/96                 Clean-up Set (CE-07)
A-1193         Exhaust Stack Details                                       10/14/96                 Clean-up Set (CE-07)
A-1194         Roof Drain Details                                          10/14/96                 Clean-up Set (CE-07)
A-1195         Misc. Roof Details                                          10/14/96                 Clean-up Set (CE-07)
A-1200         Millwork Details                                            10/14/96                 Clean-up Set (CE-07)
A-1210         Millwork Details - Raked Classroom                          10/14/96                 Clean-up Set (CE-07)
A-1211         Millwork Details                                            10/14/96                 Clean-up Set (CE-07)
A-1212         Millwork Details - First Floor Classrooms                   10/14/96                 Clean-up Set (CE-07)
A-1213         Millwork Details                                            10/14/96                 Clean-up Set (CE-07)
A-1220         Millwork Details                                            10/14/96                 Clean-up Set (CE-07)
A-1221         Millwork Details                                            10/14/96                 Clean-up Set (CE-07)
A-1222         Millwork Details                                            10/14/96                 Clean-up Set (CE-07)
A-1223         Millwork Details - 3rd Floor Library Service Desk           10/14/96                 Clean-up Set (CE-07)
A-1224         Millwork Details - 4th Floor Library Service Desk           10/14/96                 Clean-up Set (CE-07)
A-1225         Millwork Details                                            10/14/96                 Clean-up Set (CE-07)
A-1226         Millwork Details                                            10/14/96                 Clean-up Set (CE-07)
A-1230         Interior Details                                            10/14/96                 Clean-up Set (CE-07)
A-1231         Misc. Interior Details                                      10/14/96                 Clean-up Set (CE-07)
A-1232         Misc. Interior Details - 1st Floor                          10/14/96                 Clean-up Set (CE-07)
A-1233         Misc. Interior Details - 2nd Floor                          10/14/96                 Clean-up Set (CE-07)
A-1234         Misc. Interior Details - 3rd Floor                          10/14/96                 Clean-up Set (CE-07)
A-1235         Misc. Interior Details - 4th Floor                          10/14/96                 Clean-up Set (CE-07)
A-1238         Misc. Interior Details - 5th Floor                          10/14/96                 Clean-up Set (CE-07)
A-1240         Interior Wall Sections - Education Wing                     10/14/96                 Clean-up Set (CE-07)
A-1241         Interior Wall Sections - Education Wing                     10/14/96                 Clean-up Set (CE-07)
A-1242         Interior Wall Sections - Education Wing                     10/14/96                 Clean-up Set (CE-07)
A-1250         Ceiling Details                                             10/14/96                 Clean-up Set (CE-07)
A-1251         Ceiling Details                                             10/14/96                 Clean-up Set (CE-07)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Number                        Title                                      Revised Date                      Noted
------------------------------------------------------------------------------------------------------------------------------
A-1252         Ceiling Details                                             7/31/96                  Clean-up Set (CE-07)
A-1253         Research First & Second Floor RCP Details                   10/14/96                 Clean-up Set (CE-07)
A-1254         Research First & Second Floor RCP Details                   10/14/96                 Clean-up Set (CE-07)
A-1300         Ribbon Window Details                                       10/14/96                 Clean-up Set (CE-07)
A-1310         Curtainwall Drum Misc. Details                              10/14/96                 Clean-up Set (CE-07)
A-1320         Curtainwall @ Atrium Details                                10/14/96                 Clean-up Set (CE-07)
A-1340         Isonometric @ Ribbon Window                                 10/14/96                 Clean-up Set (CE-07)
A-1350         Isonometric @ Curtainwall                                   10/14/96                 Clean-up Set (CE-07)
A-1400         Door Schedule                                               10/14/96                 Clean-up Set (CE-07)
A-1410         Door & Frame Types                                          10/14/96                 Clean-up Set (CE-07)
A-1420         Door & Frame Details                                        10/14/96                 Clean-up Set (CE-07)
A-1430         Misc. Door Details                                          10/14/96                 Clean-up Set (CE-07)
A-1500         Partition Types                                             10/14/96                 Clean-up Set (CE-07)
A-B0002        BME Building Context Plan & Drwg. List                      8/2/96                   Addendum No. 2
A-B0230        BME/Biostat - Basement                                      10/14/96                 Clean-up Set (CE-07)
A-B0231        BME/Biostat - First Floor                                   10/14/96                 Clean-up Set (CE-07)
A-B0232        BME/Biostat - Second Floor                                  10/14/96                 Clean-up Set (CE-07)
A-B0233        BME/Biostat - Third Floor                                   10/14/96                 Clean-up Set (CE-07)
A-B0233        BME/Biostat - Third Floor/Interstitial                      10/14/96                 Clean-up Set (CE-07)
A-B0234        BME/Biostat - Fourth Floor                                  10/14/96                 Clean-up Set (CE-07)
A-B0234        BME/Biostat - Fourth Floor/Interstitial                     10/14/96                 Clean-up Set (CE-07)
A-B0235        BME/Biostat - Fifth Floor                                   10/14/96                 Clean-up Set (CE-07)
A-B0235        BME/Biostat - Fifth Floor/Interstitial                      10/14/96                 Clean-up Set (CE-07)
A-B0236        BME/Biostat - Penthouse                                     10/14/96                 Clean-up Set (CE-07)
A-B0237        BME/Biostat - Roof Plan                                     10/14/96                 Clean-up Set (CE-07)
A-B0400        BME/Core Plans                                              10/14/96                 Clean-up Set (CE-07)
A-B0401        BME/Core Plans                                              10/14/96                 Clean-up Set (CE-07)
A-B0402        BME/Core Sections                                           10/14/96                 Clean-up Set (CE-07)
A-B0403        BME/Atrium Stair Sections                                   10/14/96                 Clean-up Set (CE-07)
A-B0410        BME/Core Plans                                              10/14/96                 Clean-up Set (CE-07)
A-B0411        BME/Core Plans                                              10/14/96                 Clean-up Set (CE-07)
A-B0420        BME/Stair Plans                                             10/14/96                 Clean-up Set (CE-07)
A-B0470        Pedestrian Bridge Plans & Elevations                        10/14/96                 Clean-up Set (CE-07)
A-B0471        Pedestrian Bridge Details                                   10/14/96                 Clean-up Set (CE-07)
A-B0472        Pedestrian Bridge Details                                   10/14/96                 Clean-up Set (CE-07)
A-B0473        Pedestrian Bridge Details                                   10/14/96                 Clean-up Set (CE-07)
A-B0480        Demo & Scope of Work - Sherwin Entry                        8/2/96                   Addendum No. 2
A-B0481        Demo Plan @ Sherwin Entry - Structural                      8/2/96                   Addendum No. 2
A-B0490        Demo & Scope of Work @ Lab Med Bldg                         8/2/96                   Addendum No. 2
A-B0491        96th Street Bridge - Plans/Sections/Elevations              10/14/96                 Clean-up Set (CE-07)
A-B0610        BME/Interior Elev. @ Atrium                                 10/14/96                 Clean-up Set (CE-07)
A-B0700        Elevations                                                  10/14/96                 Clean-up Set (CE-07)
A-B0750        BME/West Elevation                                          10/14/96                 Clean-up Set (CE-07)
A-B0760        BME/East Elevation                                          10/14/96                 Clean-up Set (CE-07)
A-B0770        BME/North & South Elevations                                10/14/96                 Clean-up Set (CE-07)
A-B0800        BME/North & South Sections                                  10/14/96                 Clean-up Set (CE-07)
A-B0810        BME/East & West Sections                                    10/14/96                 Clean-up Set (CE-07)
A-B0820        BME/East & West Sections                                    10/14/96                 Clean-up Set (CE-07)
A-B0830        BME/Atrium & 96th St. Bridge Section                        10/14/96                 Clean-up Set (CE-07)
------------------------------------------------------------------------------------------------------------------------------

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Number         Title                                                  Revised Date   Noted
----------------------------------------------------------------------------------------------------------
A-B0900        BME/West Elevation Details                             10/14/96       Clean-up Set (CE-07)
A-B0910        BME/East Elevation Details                             10/14/96       Clean-up Set (CE-07)
A-B0920        BME/North & South Elevation Details                    10/14/96       Clean-up Set (CE-07)
A-B1000        BME/Wall Sections                                      10/14/96       Clean-up Set (CE-07)
A-B1010        BME/Wall Sections                                      10/14/96       Clean-up Set (CE-07)
A-B1020        BME/Wall Sections                                      10/14/96       Clean-up Set (CE-07)
A-B1030        BME/Wall Sections                                      10/14/96       Clean-up Set (CE-07)
A-B1050        BME/Wall Section Details                               10/14/96       Clean-up Set (CE-07)
A-B1100        BME Building Plan Details                              10/14/96       Clean-up Set (CE-07)
A-B1101        BME Plan Details - Floor 1                             10/14/96       Clean-up Set (CE-07)
A-B1102        BME Plan Details - Floor 2, 3, & 4                     10/14/96       Clean-up Set (CE-07)
A-B1109        BME Plan Details                                       10/14/96       Clean-up Set (CE-07)
A-B1110        Seismic Joint - BME/Research Details                   10/14/96       Clean-up Set (CE-07)
A-B1111        Seismic Joint - BME/Research Details                   10/14/96       Clean-up Set (CE-07)
A-B1112        Seismic Joint - BME/Research Details                   10/14/96       Clean-up Set (CE-07)

  Audio Visual
AV-1           Audiovisual Systems Conduit Plans                       6/17/96       GMP Bid Set
AV-2           Audiovisual Systems Diagrams & Details - 1              6/17/96       GMP Bid Set
AV-3           Audiovisual Systems Diagrams & Details - 2              6/17/96       GMP Bid Set
AV-4           Audiovisual Systems Details                             6/17/96       GMP Bid Set

  Civil
C-100          Demolition Plan                                         6/17/96       GMP Bid Set
C-101          Layout Plan                                             6/17/96       GMP Bid Set
C-102          Paving Plan                                             6/17/96       GMP Bid Set
C-103          Grading Plan                                            6/17/96       GMP Bid Set
C-104          Storm Sewer Plan                                        6/17/96       GMP Bid Set
C-105          Site Details                                            6/17/96       GMP Bid Set
SP-000         Existing Survey                                         6/17/96       GMP Bid Set

  Electrical
E-001          Symbol Legend                                          10/11/96       Clean-up Set (CE-07)
E-002          Lighting Fixture Schedule                              10/11/96       Clean-up Set (CE-07)
E-100          Site Electrical Plan                                   10/11/96       Clean-up Set (CE-07)
E-106          Roof Plans - Lightning Protection                      10/11/96       Clean-up Set (CE-07)
E-208          Bamnt Electrical Connection Plan - Exist. NC Bldg      10/11/96       Clean-up Set (CE-07)
E-210          Basement Power Plan - Education Wing                   10/11/96       Clean-up Set (CE-07)
E-211          First Level Power Plan - Education Wing                10/11/96       Clean-up Set (CE-07)
E-212          Second Level Power Plan - Education Wing               10/11/96       Clean-up Set (CE-07)
E-213          Third Level Power Plan - Education Wing                10/11/96       Clean-up Set (CE-07)
E-213i         Third & Fourth Lvl Interstitial Power Plans - Educ.    10/11/96       Clean-up Set (CE-07)
E-214          Fourth Level Power Plan - Education Wing               10/11/96       Clean-up Set (CE-07)
E-215          Fifth Level Power Plan - Education Wing                10/11/96       Clean-up Set (CE-07)
E-220a         Basement Power Plan Area A - Research Wing             10/11/96       Clean-up Set (CE-07)
E-220b         Basement Power Plan Area B - Research Wing             10/11/96       Clean-up Set (CE-07)
E-221a         First Level Power Plan Area A - Research Wing          10/11/96       Clean-up Set (CE-07)
E-221b         First Level Power Plan Area B - Research Wing          10/11/96       Clean-up Set (CE-07)
E-222a         Second Level Power Plan Area A - Research Wing         10/11/96       Clean-up Set (CE-07)
E-222b         Second Level Power Plan Area B - Research Wing         10/11/96       Clean-up Set (CE-07)
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
  Number                             Title                                      Revised Date               Noted
--------------------------------------------------------------------------------------------------------------------------
  E-223a        Third Level Power Plan Area A - Research Wing                     10/11/96          Clean-up Set (CE-07)
  E-223b        Third Level Power Plan Area B - Research Wing                     10/11/96          Clean-up Set (CE-07)
  E-223l        Third Level Interstitial Power & Communications                   10/11/96          Clean-up Set (CE-07)
  E-224a        Fourth Level Power Plan Area A - Research Wing                    10/11/96          Clean-up Set (CE-07)
  E-224b        Fourth Level Power Plan Area B - Research Wing                    10/11/96          Clean-up Set (CE-07)
  E-224l        Fourth Level Interstitial Power & Communications                  10/11/96          Clean-up Set (CE-07)
  E-225         Fifth Level Shelf Space Power Plan - Research Wing                10/11/96          Clean-up Set (CE-07)
  E-226a        Penthouse Level Power Plan Area A - Research Wing                 10/11/96          Clean-up Set (CE-07)
  E-226b        Penthouse Level Power Plan Area B - Research Wing                 10/11/96          Clean-up Set (CE-07)
  E-230         Basement Power Plan - BME/Biostat Wing                            10/11/96          Clean-up Set (CE-07)
  E-223i        Third Level Inter. Power Plan - BME/Biostat Wing                  10/11/96          Clean-up Set (CE-07)
  E-235         Fifth Level Power Plan - BME/Biostat Wing                         10/11/96          Clean-up Set (CE-07)
  E-236         Roof Power Plan - BME/Biostat Wing                                10/11/96          Clean-up Set (CE-07)
  E-310         Basement Lighting Plan - Education Wing                           10/11/96          Clean-up Set (CE-07)
  E-311         First Level Lighting Plan - Education Wing                        10/11/96          Clean-up Set (CE-07)
  E-312         Second Level Lighting Plan - Education Wing                       10/11/96          Clean-up Set (CE-07)
  E-313         Third Level Lighting Plan - Education Wing                        10/11/96          Clean-up Set (CE-07)
  E-313i        Third & Fourth Lvl. Interstitial Lighting Plan                    10/11/96          Clean-up Set (CE-07)
  E-314         Fourth Level Lighting Plan - Education Wing                       10/11/96          Clean-up Set (CE-07)
  E-315         Fifth Level Lighting Plan - Education Wing                        10/11/96          Clean-up Set (CE-07)
  E-320         Basement Lighting Plan - Research Wing                            10/11/96          Clean-up Set (CE-07)
  E-321         First Level Lighting Plan - Research Wing                         10/11/96          Clean-up Set (CE-07)
  E-322         Second Level Lighting Plan - Research Wing                        10/11/96          Clean-up Set (CE-07)
  E-323         Third Level Lighting Plan - Research Wing                         10/11/96          Clean-up Set (CE-07)
  E-323l        Third Level Inter. Lighting Plans - Research Wing                 10/11/96          Clean-up Set (CE-07)
  E-324         Fourth Level Lighting Plan - Research Wing                        10/11/96          Clean-up Set (CE-07)
  E-324i        Fourth Level Inter. Lighting Plan - Research Wing                 10/11/96          Clean-up Set (CE-07)
  E-325         Fifth Level Lighting Plan - Research Wing                         10/11/96          Clean-up Set (CE-07)
  E-326         Penthouse Lighting Plan - Educ. & Research                        10/11/96          Clean-up Set (CE-07)
  E-330         Basement Lighting Plan - BME/Biostat Wing                         10/11/96          Clean-up Set (CE-07)
  E-333l        Third-Lvl. Interstitial Lighting Plan - BME/Biostat Wing          10/11/96          Clean-up Set (CE-07)
  E-335         Fifth Level Lighting Plan - BME/Biostat Wing                      10/11/96          Clean-up Set (CE-07)
  E-410         Basement Signal & Comm. Plan - Education Wing                     10/11/96          Clean-up Set (CE-07)
  E-411         First Level Signal & Comm. Plan - Education Wing                  10/11/96          Clean-up Set (CE-07)
  E-412         Second Level Signal & Comm. Plan - Education Wing                 10/11/96          Clean-up Set (CE-07)
  E-413         Third Level Signal & Comm. Plan - Education Wing                  10/11/96          Clean-up Set (CE-07)
  E-413l        Third & Fourth Lvl. Interstitial Signal & Comm.                   10/11/96          Clean-up Set (CE-07)
  E-414         Fourth Level Signal & Comm. Plan - Education Wing                 10/11/96          Clean-up Set (CE-07)
  E-415         Fifth Level Signal & Comm. Plan -Education Wing                   10/11/96          Clean-up Set (CE-07)
  E-420         Basement Signal & Comm. Plan - Research Wing                      10/11/96          Clean-up Set (CE-07)
  E-421         First Level Signal & Comm. Plan - Research Wing                   10/11/96          Clean-up Set (CE-07)
  E-422         Second Level Signal & Comm. Plan - Research Wing                  10/11/96          Clean-up Set (CE-07)
  E-423         Third Level Signal & Comm. Plan - Research Wing                   10/11/96          Clean-up Set (CE-07)
  E-423l        Third Lvl. Interstitial Signal & Comm. - Research                 10/11/96          Clean-up Set (CE-07)
  E-424         Fourth Level Signal & Comm. Plan - Research Wing                  10/11/96          Clean-up Set (CE-07)
  E-424l        Fourth Lvl. Interstitial Signal & Comm. - Research                10/11/96          Clean-up Set (CE-07)
  E-425         Fifth Level Signal & Comm. Plan - Research Wing                   10/11/96          Clean-up Set (CE-07)
  E-426         Penthouse Signal & Comm. Plan - Educ./Research                    10/11/96          Clean-up Set (CE-07)
  E-430         Basement Signal & Comm. Plan - BME/Biostat Wing                   10/11/96          Clean-up Set (CE-07)
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Number           Title                                                  Revised Date            Noted
---------------------------------------------------------------------------------------------------------------------

E-4331           Third Lvl. Interstitial Signal & Comm. - BME           10/11/96                Clean-up Set (CE-07)
E-435            Fifth Level Signal & Comm. Plan - BME/Biostat Wing     10/11/96                Clean-up Set (CE-07)
E-501            Electrical Construction Details                        10/11/96                Clean-up Set (CE-07)
E-601            Panelboard Sched. - Basement Level - Research Wing     10/11/96                Clean-up Set (CE-07)
E-602            Panelboard Sched. - 1st Level Research Wing            10/11/96                Clean-up Set (CE-07)
E-603            Panelboard Sched. - 2nd Level Part A Research Wing     10/11/96                Clean-up Set (CE-07)
E-604            Panelboard Sched. - 2nd Level Part B Research Wing     10/11/96                Clean-up Set (CE-07)
E-605            Panelboard Sched. - 3rd Level Part A Research Wing     10/11/96                Clean-up Set (CE-07)
E-606            Panelboard Sched. - 3rd Level Part B Research Wing     10/11/96                Clean-up Set (CE-07)
E-607            Panel Schedule - 4th Lvl Part A & Inter. Elec.CI's     10/11/96                Clean-up Set (CE-07)
E-607.1          Panelboard Sched. - 4th Level Part B Research Wing     10/11/96                Clean-up Set (CE-07)
E-608            Panel Schedule - 1st & 2nd Lvl - Education             10/11/96                Clean-up Set (CE-07)
E-609            Panel Schedule - 3rd & 4th Lvl - Education             10/11/96                Clean-up Set (CE-07)
E-610            Panel Schedule - Inter Elec. Closets & 5th - Educati   10/11/96                Clean-up Set (CE-07)
E-611            Distribution Panelboard Sched. - Type LDPN, LDPE       10/11/96                Clean-up Set (CE-07)
E-612            Distribution Panelboard Sched. - Type RDPN             10/11/96                Clean-up Set (CE-07)
E-613            Distribution & Power Panelboard Schedule               10/11/96                Clean-up Set (CE-07)
E-614            Motor Control Center Schedules & Wiring Diagrams       10/11/96                Clean-up Set (CE-07)
E-615            Unit Substation & Generator Switchboard Schedule       10/11/96                Clean-up Set (CE-07)
E-616            Unit Substation/Generator Switchboard Schedule         10/11/96                Clean-up Set (CE-07)
E-617            Panelboard Sched. - 5th Level BME                      10/11/96                Clean-up Set (CE-07)
E-618            Panel Schedule - 3rd Lvl Inter.Elec Rooms - BME        10/11/96                Clean-up Set (CE-07)
E-701            Network Services LAN/PDS Systems/Equip - Educ.         10/11/96                Clean-up Set (CE-07)
E-810            Power One Line Diagram - 11.4KV Primary Service        10/11/96                Clean-up Set (CE-07)
E-820            Power One Line Diagram 480v Secondary Distribution     10/11/96                Clean-up Set (CE-07)
E-821            Power One Line Diagram - Bldg. Distribution Resear     10/11/96                Clean-up Set (CE-07)
E-822            Power One Line Diagram - Bldg. Distribution - Educ.    10/11/96                Clean-up Set (CE-07)
E-823            Power One Line Diagram - Bldg. Distribution - Educ.    10/11/96                Clean-up Set (CE-07)
E-830            Power One Line Diagram - Primary Dist. - BME           10/11/96                Clean-up Set (CE-07)
E-831            Power One Line Diagram - BME/Biostat Wing - North      10/11/96                Clean-up Set (CE-07)
E-832            Power One Line Diagram - BME/Biostat Wing - South      10/11/96                Clean-up Set (CE-07)
E-910            Fire Alarm System Riser and Wiring Diagram             10/11/96                Clean-up Set (CE-07)
E-920            Risers - Network Services/Structured Cabling           10/11/96                Clean-up Set (CE-07)
E-930            Riser Diagram - Broadband LAN Cabling System           10/11/96                Clean-up Set (CE-07)

Food Service

FS1.01           Food Service Equip - Plan & Schedule                    6/17/96                GMP Bid Set
FS1.02           Food Service Equipment - Electrical Spot Connection     6/17/96                GMP Bid Set
FS1.03           Food Service Equipment - Mech Spot Connection Plan      6/17/96                GMP Bid Set
FS1.04           Food Service Equip - Special Conditions Plan            6/17/96                GMP Bid Set
FS1.05           Food Service Equip - Elevations & Sections              6/17/96                GMP Bid Set
FS1.06           Food Service Equip - Elevations & Sections              6/17/96                GMP Bid Set
FS1.07           Food Service Equip - Utility Load Schedule              6/17/96                GMP Bid Set
FS1.08           Food Service Equip - Utility Load Schedule              6/17/96                GMP Bid Set
FS1.09           Food Service Equip - Utility Load Schedule              6/17/96                GMP Bid Set
FS1.10           Food Service Equip - Utility Load Schedule              6/17/96                GMP Bid Set

Laboratory

K-021            Abbrev., Symbols, Schedules & General Notes            10/11/96                Clean-up Set (CE-07)
K-022            Door Schedule                                          10/11/96                Clean-up Set (CE-07)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Number                        Title                                     Revised Date                           Noted
---------------------------------------------------------------------------------------------------------------------------------
K-120          Basement Level Plan                                         10/11/96                      Clean-up Set (CE-07)
K-121          First Level Plan                                            10/11/96                      Clean-up Set (CE-07)
K-122          Second Level Plan                                           10/11/96                      Clean-up Set (CE-07)
K-123          Third Level Plan                                            10/11/96                      Clean-up Set (CE-07)
K-123l         Third Level Interstitial Plan                               10/11/96                      Clean-up Set (CE-07)
K-124          Fourth Level Plan                                           10/11/96                      Clean-up Set (CE-07)
K-124l         Fourth Level Interstitial Plan                              10/11/96                      Clean-up Set (CE-07)
K-220a         Basement Level Floor Plan - West                            10/11/96                      Clean-up Set (CE-07)
K-220b         Basement Level Floor Plan - East                            10/11/96                      Clean-up Set (CE-07)
K-221b         First Level Floor Plan - East                               10/11/96                      Clean-up Set (CE-07)
K-222a         Second Level Floor Plan - West                              10/11/96                      Clean-up Set (CE-07)
K-222b         Second Level Floor Plan - East                              10/11/96                      Clean-up Set (CE-07)
K-223a         Third Level Floor Plan - West                               10/11/96                      Clean-up Set (CE-07)
K-223b         Third Level Floor Plan - East                               10/11/96                      Clean-up Set (CE-07)
K-224a         Fourth Level Floor Plan - West                              10/11/96                      Clean-up Set (CE-07)
K-224b         Fourth Level Floor Plan - East                              10/11/96                      Clean-up Set (CE-07)
K-320a         Basement - West - Cabinet & Equipment Plan                  10/11/96                      Clean-up Set (CE-07)
K-320b         Basement - East - Cabinet & Equipment Plan                  10/11/96                      Clean-up Set (CE-07)
K-321b         First Floor - East - Cabinet & Equipment Plan               10/11/96                      Clean-up Set (CE-07)
K-322a         Second Floor - West - Cabinet & Equipment Plan              10/11/96                      Clean-up Set (CE-07)
K-322b         Second Floor - East - Cabinet & Equipment Plan              10/11/96                      Clean-up Set (CE-07)
K-323a         Third Floor - West - Cabinet & Equipment Plan               10/11/96                      Clean-up Set (CE-07)
K-323b         Third Floor - East - Cabinet & Equipment Plan               10/11/96                      Clean-up Set (CE-07)
K-324a         Fourth Floor - West - Cabinet & Equipment Plan              10/11/96                      Clean-up Set (CE-07)
K-324b         Fourth Floor - East - Cabinet & Equipment Plan              10/11/96                      Clean-up Set (CE-07)
K-420a         Basement - West - Reflected Ceiling Plan                    10/11/96                      Clean-up Set (CE-07)
K-420b         Basement - East - Reflected Ceiling Plan                    10/11/96                      Clean-up Set (CE-07)
K-421b         First Floor - East - Reflected Ceiling Plan                 10/11/96                      Clean-up Set (CE-07)
K-422a         Second Floor - West - Reflected Ceiling Plan                10/11/96                      Clean-up Set (CE-07)
K-422b         Second Floor - East - Reflected Ceiling Plan                10/11/96                      Clean-up Set (CE-07)
K-423a         Third Floor - West - Reflected Ceiling Plan                 10/11/96                      Clean-up Set (CE-07)
K-423b         Third Floor - East - Reflected Ceiling Plan                 10/11/96                      Clean-up Set (CE-07)
K-424a         Fourth Floor - West - Reflected Ceiling Plan                10/11/96                      Clean-up Set (CE-07)
K-424b         Fourth Floor - East - Reflected Ceiling Plan                10/11/96                      Clean-up Set (CE-07)
K-429          Enlarged Reflected Ceiling Plan                             10/11/96                      Clean-up Set (CE-07)
K-521          Building Laboratory Transverse Section A                    10/11/96                      Clean-up Set (CE-07)
K-522          Building Laboratory Transverse Section B                    10/11/96                      Clean-up Set (CE-07)
K-523          Building Laboratory Longitudinal Section C                  10/11/96                      Clean-up Set (CE-07)
K-524          Building Laboratory Longitudinal Section D                  10/11/96                      Clean-up Set (CE-07)
K-525          Partial Building Sections E & F                             10/11/96                      Clean-up Set (CE-07)
K-526          Partial Building Sections G & H                             10/11/96                      Clean-up Set (CE-07)
K-621a         First Level Interior Elevations                             10/11/96                      Clean-up Set (CE-07)
K-621b         First Level Interior Elevations                             10/11/96                      Clean-up Set (CE-07)
K-622a         Second Level Laboratory Elevations                          10/11/96                      Clean-up Set (CE-07)
K-622b         Second Level Corridor Elevations                            10/11/96                      Clean-up Set (CE-07)
K-622c         Second Level Lab Entry Elevations                           10/11/96                      Clean-up Set (CE-07)
K-623a         Third & Fourth Level Laboratory Elevations                  10/11/96                      Clean-up Set (CE-07)
K-623b         Third Level Corridor Elevations                             10/11/96                      Clean-up Set (CE-07)
K-623c         Third Level Lab Entry Elevations                            10/11/96                      Clean-up Set (CE-07)
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Number                   Title                  Revised Date      Noted
--------------------------------------------------------------------------------
K-629a   Tissue Culture & Misc. Specialty Rooms   10/11/96   Clean-up Set(CE-07)
K-629b   Meeting Room Detail Plans & Elevations   10/11/96   Clean-up Set(CE-07)
K-721    Typical Lab Bench Elevations             10/11/96   Clean-up Set(CE-07)
K-722    Typical Lab Bench Sections               10/11/96   Clean-up Set(CE-07)
K-723    Cabinet Types                            10/11/96   Clean-up Set(CE-07)
K-724    Cabinet Types & Details                  10/11/96   Clean-up Set(CE-07)
K-725    Cabinet Details                          10/11/96   Clean-up Set(CE-07)
K-820    Basement Floor Finish Plan               10/11/96   Clean-up Set(CE-07)
K-821    First Floor Finish Plan                  10/11/96   Clean-up Set(CE-07)
K-822    Second Floor Finish Plan                 10/11/96   Clean-up Set(CE-07)
K-823    Third Floor Finish Plan                  10/11/96   Clean-up Set(CE-07)
K-824    Fourth Floor Finish Plan                 10/11/96   Clean-up Set(CE-07)
K-921    Standard Partitions and Framing          10/11/96   Clean-up Set(CE-07)
K-922    Door & Window Details                    10/11/96   Clean-up Set(CE-07)
K-923    Automatic Door & Misc. Details           10/11/96   Clean-up Set(CE-07)
K-924    Interior Finish & Misc. Details          10/11/96   Clean-up Set(CE-07)
K-925    Interior Finish Details                  10/11/96   Clean-up Set(CE-07)
K-926    Ceiling Details                          10/11/96   Clean-up Set(CE-07)

    Landscape

CDL-100  Key Plan                                 6/17/96    GMP Bid Set
CDL-110  Landscape Plan                           6/17/96    GMP Bid Set
CDL-115  Alternate Landscape Layout Plan          6/17/96    GMP Bid Set
CDL-120  Grading and Drainage Plan                6/17/96    GMP Bid Set
CDL-130  Paving Plan                              6/17/96    GMP Bid Set
CDL-140  Tree Planting Plan                       6/17/96    GMP Bid Set
CDL-141  Planting Plan (East of Col. Line R7)     6/17/96    GMP Bid Set
CDL-142  Planting Plan (West of Col. Line R8)     6/17/96    GMP Bid Set
CDL-143  Storer Garden                            6/17/96    GMP Bid Set
CDL-144  Plant Schedule and Planting Details      6/17/96    GMP Bid Set
DDL-150  Site Details                             6/17/96    GMP Bid Set
DDL-160  Irrigation Plan                          7/24/96    Addendum No. 1
DDL-165  Irrigation Details                       7/24/96    Addendum No. 1

    Mechanical

H-210    Education Basement Plan Duct Work        10/11/96   Clean-up Set(CE-07)
H-211    Education First Floor Duct Work          10/11/96   Clean-up Set(CE-07)
H-212    Education Second Floor Duct Work         10/11/96   Clean-up Set(CE-07)
H-213    Education Third Floor Duct Work          10/11/96   Clean-up Set(CE-07)
H-2131   Education Level Three/Four Interstitial
           Duct Work                              10/11/96   Clean-up Set(CE-07)
H-214    Education Fourth Floor Duct Work         10/11/96   Clean-up Set(CE-07)
H-215    Education Fifth Floor Duct Work          10/11/96   Clean-up Set(CE-07)
H-220    Research Basement Plan                   10/11/96   Clean-up Set(CE-07)
H-225    Research Fifth Floor Duct Work           10/11/96   Clean-up Set(CE-07)
H-226    Mechanical Equipment Floor Plan          10/11/96   Clean-up Set(CE-07)
H-231    BME Building Level One                   10/11/96   Clean-up Set(CE-07)
H-232    BME Building Second Floor                10/11/96   Clean-up Set(CE-07)
H-233    BME Building Third Floor                 10/11/96   Clean-up Set(CE-07)
H-234    BME Building Fourth Floor                10/11/96   Clean-up Set(CE-07)
H-235    BME Building Fifth Floor                 10/11/96   Clean-up Set(CE-07)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Number                         Title                            Revised Date       Noted
-------------------------------------------------------------------------------------------------------
H-236        BME Building Roof Level                              10/11/96         Clean-up Set (CE-07)
H-421a       Research First Floor Duct Work                       10/11/96         Clean-up Set (CE-07)
H-421b       Research First Floor Duct Work                       10/11/96         Clean-up Set (CE-07)
H-422a       Research Second Floor Duct Work                      10/11/96         Clean-up Set (CE-07)
H-422b       Research Second Floor Duct Work                      10/11/96         Clean-up Set (CE-07)
H-423a       Research Third Floor Duct Work                       10/11/96         Clean-up Set (CE-07)
H-423b       Research Third Floor Duct Work                       10/11/96         Clean-up Set (CE-07)
H-424a       Research Fourth Floor Duct Work                      10/11/96         Clean-up Set (CE-07)
H-424b       Research Fourth Floor Duct Work                      10/11/96         Clean-up Set (CE-07)
HP-001       Symbol Legend                                        10/11/96         Clean-up Set (CE-07)
HP-100       Site Plan                                            10/11/96         Clean-up Set (CE-07)
HP-101       Underground Piping Profiles                          10/11/96         Clean-up Set (CE-07)
HP-108       Roof Plan                                            10/11/96         Clean-up Set (CE-07)
HP-240       Basement - NC Building                               10/11/96         Clean-up Set (CE-07)
HP-241       First Floor - NC Building                            10/11/96         Clean-up Set (CE-07)
HP-430       NC-NB Tunnel Revisions                               10/11/96         Clean-up Set (CE-07)
HP-440       Research Main Mechanical Shaft                       10/11/96         Clean-up Set (CE-07)
HP-441       Education Wing shaft Sections - South                10/11/96         Clean-up Set (CE-07)
HP-442       Education Wing Shaft Sections - North                10/11/96         Clean-up Set (CE-07)
HP-443       BME Main Mechanical Shaft                            10/11/96         Clean-up Set (CE-07)
HP-444       BME Main Mechanical Shaft                            10/11/96         Clean-up Set (CE-07)
HP-460       Bridge Plans and Sections                            10/11/96         Clean-up Set (CE-07)
HP-500       Details                                              10/11/96         Clean-up Set (CE-07)
HP-501       Details                                              10/11/96         Clean-up Set (CE-07)
HP-502       Details                                              10/11/96         Clean-up Set (CE-07)
HP-504       Research Sections                                    10/11/96         Clean-up Set (CE-07)
HP-506       Mechanical Room Sections                             10/11/96         Clean-up Set (CE-07)
HP-507       Sections and Diagrams                                10/11/96         Clean-up Set (CE-07)
HP-508       Sections                                             10/11/96         Clean-up Set (CE-07)
HP-600       Equipment Schedules                                  10/11/96         Clean-up Set (CE-07)
HP-601       Equipment Schedules                                  10/11/96         Clean-up Set (CE-07)
HP-602       Equipment Schedules                                  10/11/96         Clean-up Set (CE-07)
HP-603       Equipment Schedules Lab Air Valves                   10/11/96         Clean-up Set (CE-07)
HP-604       Equipment Schedules Lab Air Valves                   10/11/96         Clean-up Set (CE-07)
HP-700       Control Diagrams                                     10/11/96         Clean-up Set (CE-07)
HP-701       Control Diagrams                                     10/11/96         Clean-up Set (CE-07)
HP-702       Control Diagrams                                     10/11/96         Clean-up Set (CE-07)
HP-703       Control Diagrams                                     10/11/96         Clean-up Set (CE-07)
HP-704       Control Diagrams                                     10/11/96         Clean-up Set (CE-07)
HP-705       Control Diagrams                                     10/11/96         Clean-up Set (CE-07)
HP-706       Control Diagrams                                     10/11/96         Clean-up Set (CE-07)
HP-707       Control Diagrams                                     10/11/96         Clean-up Set (CE-07)
HP-708       Temperature Control                                  10/11/96         Clean-up Set (CE-07)
HP-708A      Chiller Plant Manager                                10/11/96         Clean-up Set (CE-07)
P-210        Education Basement Plan Piping                       10/11/96         Clean-up Set (CE-07)
P-211        Education First Floor Piping                         10/11/96         Clean-up Set (CE-07)
P-212        Education Second Floor Piping                        10/11/96         Clean-up Set (CE-07)
P-213        Education Third Floor Piping                         10/11/96         Clean-up Set (CE-07)
P-214        Education Fourth Floor Piping                        10/11/96         Clean-up Set (CE-07)
-------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Number              Title                                    Revised Date        Noted
-----------------------------------------------------------------------------------------------------
P-215     Education Fifth Floor Piping                       10/11/96            Clean-up Set (CE-07)
P-220     Research Basement Piping                           10/11/96            Clean-up Set (CE-07)
P-221     Research First Floor-Heating Piping                10/11/96            Clean-up Set (CE-07)
P-222     Research Second Floor-Heating Piping               10/11/96            Clean-up Set (CE-07)
P-223     Research Third Floor-Heating Piping                10/11/96            Clean-up Set (CE-07)
P-224     Research Fourth Floor-Heating Piping               10/11/96            Clean-up Set (CE-07)
P-225     Research Fifth Floor-Plumbing & HVAC Piping        10/11/96            Clean-up Set (CE-07)
P-226     Research/Education Interstitial Mech Equip Plan    10/11/96            Clean-up Set (CE-07)
P-230     BME Basement                                       10/11/96            Clean-up Set (CE-07)
P-231     BME First Floor                                    10/11/96            Clean-up Set (CE-07)
P-232     BME Second Floor                                   10/11/96            Clean-up Set (CE-07)
P-233     BME Third Floor                                    10/11/96            Clean-up Set (CE-07)
P-234     BME Fourth Floor                                   10/11/96            Clean-up Set (CE-07)
P-235     BME Fifth Floor                                    10/11/96            Clean-up Set (CE-07)
P-236     BME Roof                                           10/11/96            Clean-up Set (CE-07)
P-420     Research Basement Equipment Room                   10/11/96            Clean-up Set (CE-07)
P-420a    Research Basement Equipment Room                   10/11/96            Clean-up Set (CE-07)
P-421a    Research First Floor Piping                        10/11/96            Clean-up Set (CE-07)
P-421b    Research First Floor Piping                        10/11/96            Clean-up Set (CE-07)
P-422a    Research Second Floor Piping                       10/11/96            Clean-up Set (CE-07)
P-422b    Research Second Floor Piping                       10/11/96            Clean-up Set (CE-07)
P-423a    Research Third Floor Piping                        10/11/96            Clean-up Set (CE-07)
P-423b    Research Third Floor Piping                        10/11/96            Clean-up Set (CE-07)
P-424a    Research Fourth Floor Piping                       10/11/96            Clean-up Set (CE-07)
P-424b    Research Fourth Floor Piping                       10/11/96            Clean-up Set (CE-07)
P-500     Plumbing Stacks                                    10/11/96            Clean-up Set (CE-07)
P-501     Plumbing Stacks                                    10/11/96            Clean-up Set (CE-07)
P-502     Plumbing Stacks                                    10/11/96            Clean-up Set (CE-07)
P-503     Plumbing Stacks                                    10/11/96            Clean-up Set (CE-07)
P-504     High Purity Water System Diagram                   10/11/96            Clean-up Set (CE-07)
P-505     Gas Service System Diagram                         10/11/96            Clean-up Set (CE-07)
P-506     Carbon Dioxide LN2 Piping Diagrams                 10/11/96            Clean-up Set (CE-07)
P-507     Fire Protection Riser Diagram                      10/11/96            Clean-up Set (CE-07)
P-508     Non-Potable Water System                           10/11/96            Clean-up Set (CE-07)
P-509     Lab Air & Vacuum System Diagrams                   10/11/96            Clean-up Set (CE-07)
P-510     Plumbing Stacks                                    10/11/96            Clean-up Set (CE-07)

     Structural

S-210     Education Wing Foundation Plan                     10/2/96             Clean-up Set (CE-07)
S-210C    Education Wing Caisson Plan                        10/2/96             Clean-up Set (CE-07)
S-211     Education Wing First Floor Framing Plan            10/9/96             Clean-up Set (CE-07)
S-212     Education Wing Second Floor Framing Plan           10/9/96             Clean-up Set (CE-07)
S-213     Education Wing Third Floor Framing Plan            10/9/96             Clean-up Set (CE-07)
S-213     Education Wing Interstitial Plans and Details      10/9/96             Clean-up Set (CE-07)
S-214     Education Wing Fourth Floor Framing Plan           10/9/96             Clean-up Set (CE-07)
S-215     Education Wing Fifth Floor Framing Plan            10/9/96             Clean-up Set (CE-07)
S-216     Education Wing Main Roof and P.H. Framing Plan     10/9/96             Clean-up Set (CE-07)
S-217     Education Wing Penthouse Roof Framing Plan         10/9/96             Clean-up Set (CE-07)
S-220     Research Wing Foundation Plan                      10/2/96             Clean-up Set (CE-07)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Number    Title                                             Revised Date   Noted
-----------------------------------------------------------------------------------------------
S-220C    Research Wing Caisson Plan                        10/2/96        Clean-up Set (CE-07)
S-221     Research Wing First Floor Framing Plan            10/9/96        Clean-up Set (CE-07)
S-222     Research Wing Second Floor Framing Plan           10/9/96        Clean-up Set (CE-07)
S-223     Research Wing Third Floor Framing Plan            10/9/96        Clean-up Set (CE-07)
S-223i    Research Wing Third Floor Interstitial Plan       10/9/96        Clean-up Set (CE-07)
S-224     Research Wing Fourth Floor Framing Plan           10/9/96        Clean-up Set (CE-07)
S-224i    Research Wing Fourth Floor Interstitial Plan      10/9/96        Clean-up Set (CE-07)
S-225     Research Wing Fifth Floor Framing Plan            10/9/96        Clean-up Set (CE-07)
S-225i    Research Wing Fifth Floor Interstitial Plan       10/9/96        Clean-up Set (CE-07)
S-226     Research Wing Main Roof and P.H. Framing Plan     10/9/96        Clean-up Set (CE-07)
S-227     Research Wing Penthouse Roof Framing Plan         10/9/96        Clean-up Set (CE-07)
S-240     Pedestrian Bridge Plans & Details                 10/9/96        Clean-up Set (CE-07)
S-310     Education Wing Sections and Details               10/9/96        Clean-up Set (CE-07)
S-311     Education Wing Curtain Wall Framing               10/9/96        Clean-up Set (CE-07)
S-320     Research Wing Sections and Details                10/9/96        Clean-up Set (CE-07)
S-321     Research Wing Sections and Details                10/9/96        Clean-up Set (CE-07)
S-322     Research Wing Interstitial Sections and Details   10/9/96        Clean-up Set (CE-07)
S-323     Research Wing Sections and Details                10/9/96        Clean-up Set (CE-07)
S-340     Pedestrian Bridge Sections & Details              10/9/96        Clean-up Set (CE-07)
S-400     Research & Education Wings                        10/9/96        Clean-up Set (CE-07)
S-401     Research & Education Wings                        10/9/96        Clean-up Set (CE-07)
S-402     Research & Education Wings                        10/9/96        Clean-up Set (CE-07)
S-403     Research & Education Wings                        10/9/96        Clean-up Set (CE-07)
S-404     North Elevation - Existing NC Building            10/9/96        Clean-up Set (CE-07)
S-410     Education Wing Column Schedule                    10/9/96        Clean-up Set (CE-07)
S-411     Education Wing Beam & Slab Schedules              10/9/96        Clean-up Set (CE-07)
S-412     Education Wing Post-Tensioned Beam Profiles       10/9/96        Clean-up Set (CE-07)
S-413     Education Wing Post-Tensioned Beam Profiles       10/9/96        Clean-up Set (CE-07)
S-414     Education Wing Post-Tensioned Beam Profiles       10/9/96        Clean-up Set (CE-07)
S-415     Education Wing Post-Tensioned Beam Profiles       10/9/96        Clean-up Set (CE-07)
S-415a    Education Wing Post-Tensioned Beam Profiles       10/9/96        Clean-up Set (CE-07)
S-416     Education Wing Post-Tensioned Beam Profiles       10/9/96        Clean-up Set (CE-07)
S-420     Research Wing Column Schedule                     10/9/96        Clean-up Set (CE-07)
S-421     Research Wing Beam & Slab Schedules               10/9/96        Clean-up Set (CE-07)
S-B230    BME/Basement Floor Plan                           10/9/96        Clean-up Set (CE-07)
S-B230C   BME/Caisson Plan                                  10/9/96        Clean-up Set (CE-07)
S-B231    BME/First Floor Framing Plan                      10/9/96        Clean-up Set (CE-07)
S-B232    BME/Second Floor Framing Plan                     10/9/96        Clean-up Set (CE-07)
S-B233    BME/Third Floor Framing Plan                      10/9/96        Clean-up Set (CE-07)
S-B233i   BME Interstitial Third Floor Framing Plan         10/9/96        Clean-up Set (CE-07)
S-B234    BME/Fourth Floor Framing Plan                     10/9/96        Clean-up Set (CE-07)
S-B234i   BME Interstitial Fourth Floor Framing Plan        10/9/96        Clean-up Set (CE-07)
S-B235    BME/Fifth Floor Framing Plan                      10/9/96        Clean-up Set (CE-07)
S-B235i   BME Interstitial Fifth Floor Framing Plan         10/9/96        Clean-up Set (CE-07)
S-B238    BME/Penthouse - Roof Framing Plan                 10/9/96        Clean-up Set (CE-07)
S-B241    Bridge over E. 96th St.                           10/9/96        Clean-up Set (CE-07)
S-B242    BME Bridge - BME/Education                        10/9/96        Clean-up Set (CE-07)
S-B330    BME Foundation Sections                           10/9/96        Clean-up Set (CE-07)
S-B331    BME Sections                                      10/9/96        Clean-up Set (CE-07)
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Number         Title                                                  Revised Date   Noted
--------------------------------------------------------------------------------------------------------------
S-B332         BME Steel Sections                                     10/9/96        Clean-up Set (CE-07)
S-B333         BME Steel Sections                                     10/9/96        Clean-up Set (CE-07)
S-B400         BME/Typical Details                                    10/9/96        Clean-up Set (CE-07)
S-B401         BME/General Notes & Caisson Details                    10/9/96        Clean-up Set (CE-07)
S-B405         BME/Granite Panel Wall System Sections & Details       10/9/96        Clean-up Set (CE-07)
S-B406         BME/Additional Typical Details                         10/9/96        Clean-up Set (CE-07)
S-B430         BME/Col. Schedule and Piers                            10/9/96        Clean-up Set (CE-07)

Specifications
  Architectural
0000           Project Specifications                                 6/17/96        GMP Bid Set
0001           Addendum No. 1 Specifications                          7/24/96        Addendum No. 1
0003           Addendum No. 2 Specifications                          8/2/96         Addendum No. 2
0004           Clean-up Set (CE-07) Specifications                    10/14/96       Clean-up Set (CE-07)

  Turner Documents
T-001          Turner Special Conditions                              7/23/96        Addendum No. 1
T-002          Anticipated Project Schedule                           7/22/96        Addendum No. 1
T-003          Bid Clarification Letter No. 1                         8/21/96        Bid Clarification Letters
T-004          Bid Clarification Letter No. 2                         8/22/96        Bid Clarification Letters
T-005          Bid Clarification Letter No. 3                         8/23/96        Bid Clarification Letters
T-006          Bid Clarification Letter No. 4                         8/27/96        Bid Clarification Letters
T-007          Bid Clarification Letter No. 5                         8/27/96        Bid Clarification Letters
T-008          Bid Clarification Letter No. 6                         9/12/96        Bid Clarification Letters

                                 End Of Report
--------------------------------------------------------------------------------------------------------------

November 6, 1996-

To:  All Health Sciences Center Contractors

Re:  Cleveland Clinic Foundation
     Health Sciences Center Project
     Contract No. 6000H
     Letter of Understanding/Project Mission Statement

Gentlemen:

This Letter of Understanding shall serve as your commitment to adhere to the project management policies established by Turner Construction Company on the Cleveland Clinic Foundations "Health Sciences Center" project.

1) As a subcontractor on this project, you fully understand the construction schedule and phasing of the project as presented to you by Turner Construction. All costs associated with adhering to this schedule and phasing plans are incorporated into your contract sum.

2) During the course of the project, if any problem/conflict develops that may affect the project schedule or cost, you shall alert Turner Construction Company's Project Executive and Project Manager within forty-eight (48) hours of it's identity.

3) This Contractor agrees to submit his quotations for proposed changes in the work within ten (10) working days upon receipt of written documentation describing the proposed change.

4) This Contractor agrees that his office and field staff shall take directions from Turner Construction, not the Architect or any CCF personnel, as it relates to the scope of work included in your contract agreement with Turner on this project Turner Construction will coordinate all communications with The Cleveland Clinic's, Consultant/Owners Representative - Mr. Dick Mitchell.

5) This Contractor will advise Turner of any and all constructability issues immediately upon discovery and assist an expeditious resolution.

6) It is the Owner's desire to complete this project in advance of the completion date indicated on the bid schedule dated 7/22/96. In an attempt to satisfy the Owner's desires, Turner Construction will evaluate the progress of the work, and if deemed feasible in terms of sequencing, phasing, and manpower, will draft a revised schedule indicating an earlier completion date.

     This Contractor shall make every effort to schedule the receipt of his material/equipment so as not to preclude the project from being completed ahead of the current schedule. Turner will submit and review the revised schedule draft with the Contractor for his input and concurrence prior to committing to the Owner.

     In addition, this Contractor shall continually review the project schedule as the work progresses and identify early work concepts that will shorten the overall project schedule. These work concepts shall be reviewed with Turner in sufficient time to allow proper coordination with other trades affected.


                                  EXHIBIT 'C'

CLEVELAND CLINIC FOUNDATION
HEALTH SCIENCES CENTER
CONTRACT NO. 6000

                          PURCHASE REQUISITION NO. 3A

                      GLAZED ALUMINUM CURTAIN WALL SYSTEM

I    SCOPE OF WORK

1. Bidders are to submit a lump sum proposal which shall include all material, all necessary labor forces, equipment, samples, design drawings, shop drawings, engineering, fabrication, surveying, supplies, plant, tools, scaffolding, transportation, cranes, rigging, hoisting, supervision, temporary construction of every nature, contributions, insurance, permits, and all other services, facilities, and other things necessary for the full performance of the work, as shown, and/or implied by the contract documents and clarified herein.

2. The bidder for this bid package shall include all work generally defined by the drawings or as necessary to result in a complete functioning system. The scope of work for this bid package is to include work as detailed in the following specification sections. (Note: Some specification sections may be divided between packages or may govern the work of more than one package.)

     Division 1 - All Sections

                                        Limited to roof exhaust stacks for work
     Section 05700  Ornamental Metal Work - of this package and trellis
     Section 07210  Building Insulation (for work of this package)
     Section 07410  Manufactured Wall Panels (for work of this package)
     Section 07901  Joint Sealers (for work of this package)
     Section 08800  Glass and Glazing (for work of this package)
     Section 08900  Exterior Wall General (for work of this package)
     Section 08920  Glazed Aluminum Curtain Wall
     Section 10200  Louvers and Vents (Exterior Only) (for work of this package)


II.  GENERAL ITEMS

1. The inter-relationship of all bid documents must be carefully examined by the bidders for the correlation of architectural, structural, mechanical, and electrical details. Absence of or inadequacy of detail in this regard must be brought to Turner's attention in your proposal for resolution by the Architect/Engineer.

2. Bidders are required to visit the site and familiarize themselves with the existing site and actual field conditions, and advise Turner in your proposal of any exceptions taken with existing conditions. Any inconsistencies, omissions, out of tolerance dimensions relating to the work of others that affect the scope of your work, must be identified and submitted with your proposal.

3. Bidders are advised that specific scope items referenced in the documents as related to tunnel relocation and site demolition have been previously bid/awarded/performed by others. Copies of applicable scope documents pertaining to same are available for review at Turner's on site field office.



                                       1
                          EXHIBIT "D" (7 PAGES TOTAL)

II.  GENERAL ITEMS (Continued...)

 4. Turner Construction Company will secure the general building permit for the project. Trade Contractors are responsible to secure the required permits for their trade, including any necessary street opening and/or obstruction permits.

 5. Contractors are responsible to implement their work and maintain progress in conformance with Turner's job progress schedule. Contractors are responsible for all overtime, shift differential, and/or manpower necessary to maintain your portion of the job progress schedule. Should overtime/shift work be required because of contractors negligence and/or inability to maintain the pace of the project, this contractor will be charged for the added cost to provide temporary light, temporary power and temporary heat, if required.

 6. Include comeback and out of sequence work which may be required due to temporary facilities, access for long lead mechanical/electrical items, and/or scheduling constraints.

 7. Contractor shall furnish, install, and conduct his work as required to effect compliance with all existing codes, laws and ordinances, City, State, and Federal regulations, including OSHA and EPA requirements.

 8. Turner Construction reserves the right to reject any employee on this project who does not conduct himself in a safe manner, or does not work in a manner which benefits the project as a whole. Rejected employees shall be removed from the job site at once without appeal.

 9. Any shutdowns of existing lines or services to the hospital required for joining new work to old work must be done at the sole convenience of the hospital. This includes overtime work and/or temporary facilities as required. All such work is to be carefully and completely coordinated with Turner and the hospital.

10. Contractors are responsible to perform their own layout of work installed under their bid package. Basic site horizontal and vertical control will be provided by others to early phase contractors.

11. Bidders are advised to review the Turner Special Conditions regarding site access procedures, on site material storage, and project administration procedures, as well as provisions for temporary facilities including temporary light, temporary power, temporary heat, and temporary plumbing.

12. Contractors are responsible for their own continuous clean-up and final cleaning of your work as directed by Turner's Project Superintendent and outlined in the Turner Special Conditions.

13. Include in your proposal a $10,000 allowance to be used as directed by Turner's Project Superintendent upon written authorization. Unused allowance dollar at project completion will be reconciled via deduct change order.

14. In order to maintain project site communications, this Contractor shall provide portable radios to operate on the Turner frequency. Radios are available from Independence Communications for the purchase price of $952.00, including all programming, charger, etc.


III. SPECIFIC CLARIFICATIONS

The work is the complete design, furnishing, and installation of the Glazed Aluminum Curtain Wall System as specified in the Contract Documents and the following clarifications:

III.  SPECIFIC CLARIFICATIONS (Continued...)

1. The selection of the Glazed Aluminum Curtain Wall System Trade Contractor is on the basis of Contractor's proven ability to DESIGN and CONSTRUCT an acceptable system consistent with the intent of the Contract Documents.

2. The work includes all necessary labor, material, scaffolding, equipment, tools, hoisting, rigging, transportation, storage, and any other item or facility required or reasonably inferred to provide a complete glazed aluminum curtain wall system.

3.    The work consists of, but is not limited to:

      A.    Glass and Glazing, Windows
      B.    Aluminum Framing, gaskets, seals, etc.
   (*)C.    Storefront and entrances - HARDWARE PER HARDWARE SCHEDULE BY OTHERS
      D.    Flashing (ANY PLACE ATTACHED TO CURTAINWALL SYSTEM COMPONENTS)
      E.    Parapets including all copings (COPING AT CURTAINWALL AREAS ONLY.
            PARAPET BACK PANEL BY OTHERS)
      F.    Waterproofing of system as necessary
      G.    Structural anchors
      H.    Anchorage for glazed aluminum curtain wall systems
      I.    Onsite QA/QC Mock-up (AS A PART OF PERMANENT INSTALLATION ONLY)
      J.    Laboratory mock-up including fees of testing laboratory and travel expenses of Owner, Architect, and Construction Manager (PER BID
            CLARIFICATION LETTER #3 DATED 8/23/96)
      K.    Insulation
      L.    Firesafing
      M.    Caulking (EVERY PLACE WHERE IT TOUCHES CURTAINWALL SYSTEM
            COMPONENTS)
      N.    Clean-up
      O.    Louvers and vents occurring in exterior wall (at all areas)
      P.    Roofing interface
      Q.    Trellis
      R.    Roof exhaust stacks (ref. drawing A-1193)
      S.    Include curtainwall for pedestrian bridge, including belly pans and interior metal wall panels (standing seam roof is by others)
      T.    RIDER "A" AS MODIFIED DATED 10/9/96

4. The Glazed Aluminum Curtain Wall System Trade Contractor shall provide all structural components required for the support and installation of the glazed aluminum curtain wall. The Glazed Aluminum Curtain Wall System Trade Contractor shall design any additional slab reinforcement for anchors and coordinate design information so that this work is coordinated with the structural frame packages. The Glazed Aluminum Curtain Wall System Trade Contractor will furnish and install all structural steel framing required for the glazed aluminum curtain wall system, such as kickers.

5. All embed plate anchors or angles shall be sized to accommodate an Installation tolerance of plus or minus three inches in any direction. (CLARIFIED AS PLACEMENT TOLERANCE OF 1-1/2" IN ANY DIRECTION.)

6. The Glazed Aluminum Curtain Wall System Trade Contractor is responsible for all testing as described within the specifications, AS CLARIFIED HEREIN.

(*) 3.C ABOVE IS FURTHER CLARIFIED THAT HARDWARE AND/OR HARDWARE TEMPLATES TO BE FURNISHED TO SUBCONTRACTOR PRIOR TO DOOR MANUFACTURING. SUBCONTRACTOR TO ADVISE AS TO REQUIRED TIME FRAME.

III. Specific Clarifications (Continued...)

7. The Glazed Aluminum Curtain Wall System Trade Contractor is to include all costs for the laboratory mock-up. This covers labor and materials to erect the Glazed Aluminum Curtain Wall System portion of the mock-up at either of the testing laboratories referenced in the specifications, as well as all laboratory fees for the mock-up in its entirety, i.e. including stone truss and/or precast components which will be delivered/installed by others. The Glazed Aluminum Curtain Wall System Trade Contractor will be the primary coordinator for the mock-up testing. Also, include an allowance of $25,000 to cover traveling expenses for the Architects, Owner, and Construction Manager. (Note: This is in addition to the onsite mock-up included under section 08920, item 1.2.H.)

8. The Glazed Aluminum Curtain Wall System Trade Contractor will coordinate the design, mock-up, fabrication, and installation of the glazed aluminum curtain wall with the other prime contractors and will sequence his work accordingly.

9.  Site Conditions:

    A. A dual cage, 5,000 pound capacity, personnel and material hoist, to be located along the south side of the building, will be available on an as scheduled basis in accordance with Turner's Special Conditions.

    B. The Glazed Aluminum Curtain Wall Trade Contractor shall provide his own means of rigging and hoisting such as a mobile tower crane or similar crane.

    C. Cleaning up of all debris, such as crating materials, rubble, scrap aluminum, is the responsibility of the Glazed Aluminum Curtain Wall Trade Contractor. The Glazed Aluminum Curtain Wall Trade Contractor shall remove debris from each floor and dispose of in accordance with Turner's Special Conditions.

    D. The structural steel and concrete frame Contractors will provide the perimeter safety cable/barricade system and will maintain the same until the start of the Glazed Aluminum Curtain Wall System. At that time, the Glazed Aluminum Curtain Wall System Trade Contractor will remove that portion of the perimeter safety cable/barricade system needed to install the Curtain Wall System. The Curtain Wall System Trade Contractor will reinstall that portion of the removed safety cable/barricade system as necessary and place any unnecessary safety cable in one area of the floor for removal and disposition by others.

    E. On site storing of Glazed Aluminum Curtain Wall System materials is limited. Storing/stocking of materials to be coordinated with the Project Superintendent.

    F.  All deliveries must be coordinated with Construction Manager.

    G. Major deliveries to the site can only occur during the weekday non-rush hours which are from 9:00 a.m. to 4:00 p.m. and from 7:00 p.m. to 6:00 a.m. During rush hours, 6:00 a.m. to 9:00 a.m. and 4:00 p.m. to 7:00 p.m., Contractors can not make deliveries to the site. Weekend deliveries are allowed, however, all premium costs for guards, traffic control, electric, electricians, hoists and operators, etc., shall be at the Glazed Aluminum Curtain Wall System Trade Contractor's expense.

    H. Glazed Aluminum Curtain Wall System Trade Contractor shall provide his own line and grade controls based on control lines and bench marks provided by others in accordance with Turner's Special Conditions.

** Confidential treatment requested pursuant to Rule 406

III. Specific Clarifications (Continued...)

     1. Temporary power will be provided by the Electrical Trade Contractor in accordance with Turner's Special Conditions. Any additional power requirements or the cost to hook up special equipment, such as welders, will be by the Glazed Aluminum Curtain Wall System Trade Contractor.

 10. Glazed Aluminum Curtain Wall System Trade Contractor shall wipe clean the components of the system during installation and shall include a final cleaning of the exterior side upon completion of the system.

 11. (DELETED)

 12. Contractors must submit with their proposal a set of drawings as per section 08900. The contractor must also submit a list of deviations from the base design including any vendor or fabricator substitutions.

 13. Base Bid is to include a ** warranty. This includes all components, including sealants. Warranty to run directly to the Owner.

 14. Contractor is to include in his proposal a detail schedule for the mockup, engineering, fabrication, erection, etc. that is consistent with the project schedule. (See Exhibit "A" attached hereto.)

 15. Basis of proposal is to allow for an edge of slab tolerance that may vary plus or minus 1.5 inches in any direction, an overall adjustment of three inches up or down or in and out.

 16. Contractor to provide layout drawings for embedded anchors, plates, etc. so as to maintain project schedule for concrete, structural steel, pt concrete, etc. Embeds are to be furnished by Glazed Aluminum Curtain Wall System Contractor and installed by Concrete Contractor, Bid Package #4.

 17. Work does not include interior glass and glazing.
               ---

 18. Design of expansion joints which attaches to the Work of this Trade Contractor (*)

 19. Contractor may propose voluntary design alternates for consideration and review.

 20. Contractor must submit a site staging plan with his proposal showing proposed stocking areas, crane locations and movements, and means of relocating crane around the site.

 21. (Per item 9, Additional Provisions, page 3B)

 22. Include one onsite test for air and water infiltration using a job built test chamber, to be performed at direction of Turner's Project Superintendent.

 23. Include all required winter weather protection necessary to complete this scope of work in accordance with Turner's Project Schedule.

 24. This Contractor shall identify all subcontractors and the scope of work each will provide as part of his bid.


     (*) and includes furnishing and installing complete unit vertically and horizontally as may be required.

** Confidential treatment requested pursuant to Rule 406

III. Specific Clarifications (Continued...)

25. The Glazed Aluminum Curtain Wall System Trade Contractor shall include furnishing and installing all building insulation/firesafing occurring integral with the glazed aluminum curtain wall system. (Building insulation behind precast and stone truss will be by others.)

26. The Glazed Aluminum Curtain Wall System Trade Contractor shall include furnishing and installing of joint sealants required for the installation of work under this bid package only. (Caulking at precast and stone areas is not work of this bid package.)

27. The Glazed Aluminum Curtain Wall System Trade Contractor shall include furnishing and installing of all louvers and vents occurring in exterior wall areas (whether in glazed curtain wall, stone, and/or precast areas.)

29. The Glazed Aluminum Curtain Wall System Trade Contractor shall include furnishing and installing of architectural feature roof exhaust stacks (ref. drawing A-1193).

30. The Glazed Aluminum Curtain Wall System Trade Contractor shall include all work associated with the exterior Level 5 trellis systems at the Education and BME buildings. Additionally, this work shall be priced as a deduct alternate.

31. Standing seam roof panels occurring on the long pedestrian bridge are not a part of this bid package.

IV.  Comments Per Scope Review Meetings

1. Contractor has agreed to project engineering, mock-up, fabrication and erection in accordance with the attached Exhibit "B" schedule. Schedule performance is predicated on RFI, submittal and approval process parameters as indicated on same.

2. Scope includes segmented glass and mullions with curved tube at the BME and Education building (with the exception of segmented elements at Education stair per accepted VE items noted below).

3. Scope includes segmented glass with curved tubes and panels at the Research drum area.

4. Scope includes segmented glass and mullions with curved tubes at the Education building library stair area.

5. Scope includes STC ratings for exterior wall (specification 08920) based on the specified glass.

V.   Accepted VE Items

The following value engineering items (not shown on the current documents) have been incorporated into the base project award with the following values:

1.   Utilize 3 coat in lieu of 4 coat exterior paint system  **
2.   Utilize polycron paint at interior                      **
3.   Utilize aluminum in lieu of stainless steel doors       **
V.   Accepted VE Items (Continued...)

** Confidential treatment requested pursuant to Rule 406

     4.   Eliminate molded corner at interior glazing gaskets ( ** )


     5. Utilize segmented elements in lieu of curved at Education building stair headpiece ( ** )


     VI.  Alternates - valid for 30 days beyond contract execution
          --------------------------------------------------------


     1.   Add BME/Carnegie Bridge **

Cleveland Clinic
Health Sciences Center
FCAM Quote # 9640
10/9/96

                                   RIDER "A"

Our preceding outline and pricing is based on the following items:

EXCLUSIONS
----------

1. Protection of our materials during proper storage or during or after installation.

2. Removal or replacement of aluminum, glass, or other materials broken or damaged by others.

3. Rubbish removal from site. We will place our rubbish in provided dusters located on the ground floor at reasonable intervals.

4. Subcontractor will be responsible for glass replacement labor & material relating to 5 year warranty. After 5 year warranty is up, manufacturer material warranty will be in effect. (See item 22 of this Rider for further clarification)

5. Interior glass or aluminum work of any type.

6. Stone or stone support system.

7. Patching of fireproofing after attachment of curtainwall clips. Removal of fireproofing will be held to a minimum. Unless removal of spray fireproofing is excessive and uncontrolled.

8. Cost of furnishing bonds.

9. Layout, inspection and installation of embeds. Embeds and layout drawings will be provided FOB jobsite for installation by the General Contractor or his designated subcontractor, at no cost to FCAM.

10. Removal or disposal of OSHA cables from the floors or project site. This is per item 9D of Purchase Requisition on page 4.

11. Providing, maintaining and removal of safety nets/overhead protection where required. See item 10 above - also unless required for Subcontractor's work and workforce.

Cleveland Clinic
HCAM estimate #9640
10/9/96
Rider "A" continued...........




13. Expansion Joints at areas other than: Bridge." Per item 18, page 5 of Purchase Requisition.

14.  Liquidated damage assessments of any type.

15. Permits and fees. Building permit not Subcontractor's responsibility. Any other specific permits required of Subcontractor to implement his work are Subcontractor's responsibility.

16.  Field measurements or examination of structure.

17. Out of sequence work other than hoist bay areas. Per item 9, page 3B of Additional Provisions.

18. Work on overtime hours. Unless required due to Subcontractor's inability to maintain agreed upon schedule.

20.  Blankoffs for Louvers within our system.

21. We will make a concerted effort to meet the MBE/WBE targeted goals. This issue has not been addressed at this time.

22. Glass warranty relates to - deterioration due to normal conditions of use, incorrect installation, defective glass design, coating, etc. and as further defined under "Definition" Article of Specification Section 08800 "Glazing".

** Confidential treatment requested pursuant to Rule 406

Cleveland Clinic
Health Sciences Center
FCAM Quote #9640
10/9/96


ASSUMPTIONS AND CLARIFICATIONS
------------------------------

2. We require the use of sufficient perimeter floor space for the storage, assembly, and installation of our materials.

3. Turner Construction is to provide adequate temporary 110 volt power, toilets and water at reasonable locations at no cost to FCAM. This item per Turner's Special Conditions.

4. Location for all cutouts for hose bibs, standpipes, fixtures, railings, etc. shall be determined prior to fabrication of our work.

5. We require access to the perimeter of the building for unloading/installation of fabricated materials.


    TERMS
    -----

1. Our price is predicated on net payment for dedicated materials (extrusions, glass, etc.) and fabricated materials and engineering costs, upon presentation of invoices and insurance certificates. This item only to extent indicated in Turner's Special Conditions and does not relate to Cuyahoga County only.

2. Our price is based on ** retention for the first ** of the value of the work, and ** thereafter. Per Turner's Special Conditions.


We require that all mutually applicable information contained within this Rider "A" be incorporated into the final agreement.

Inspection and Defective Work

          ARTICLE X. The Subcontractor shall at all times provide sufficient, safe and proper facilities for the inspection of the Work by Turner, the Architect and their authorized representatives in the field, at shops or at any other place where materials or equipment for the Work are in the course of preparation, manufacture, treatment or storage. The Subcontractor shall, within twenty-four (24) hours after receiving written notice from Turner to that effect, proceed to take down all portions of the Work and remove from the premises any materials whether worked or unworked, which the Architect or Turner shall condemn as unsound, defective or improper or as in any way failing to conform to this Agreement or the Plans, Specifications or other Contract Documents, and the Subcontractor, at its own cost and expense, shall replace the same with proper and satisfactory work and materials and make good all work damaged or destroyed by or as a result of such unsound, defective, improper or nonconforming work or materials or by the taking down, removal or replacement thereof.


Failure to Prosecute, etc.

          ARTICLE XI. Should the Subcontractor at any time refuse or neglect to supply a sufficiency of skilled workers or materials of the proper quality and quantity, or fail in any respect to prosecute the Work with promptness and diligence, or cause by any act of omission the stoppage, impede, obstruct, hinder or delay of or interference with or damage to the work of Turner or of any other contractors or subcontractors on the Project, or fail in the performance of any of the terms and provisions of this Agreement or of the other Contract Documents, or should the Architect determine that the Work or any portion thereof is not being performed in accordance with the Contract Documents, or should there be filed by or against the Subcontractor a petition in bankruptcy or for an arrangement of reorganization, or should the Subcontractor become insolvent or be adjudicated a bankrupt or go into liquidation or dissolution, either voluntarily or involuntarily or under a court order, or make a general assignment for the benefit of creditors, or otherwise acknowledge insolvency, then in any of such events, each of which shall constitute a default hereunder on the Subcontractor's part, Turner shall have the right, in addition to any other rights and remedies provided by this Agreement and the other Contract Documents or by law, after three (3) days written notice to the Subcontractor mailed or delivered to the last known address of the latter, (a) to perform and furnish through itself or through others any such labor or materials for the Work and to deduct the cost thereof from any monies due or to become due to the Subcontractor under this Agreement, and/or (b) to terminate the employment of the Subcontractor for all or any portion of the Work, enter upon the premises and take possession, for the purpose of completing the Work, of all materials, equipment, scaffolds, tools, appliances and other items thereon, all of which the Subcontractor hereby transfers, assigns and sets over to Turner for such purpose, and to employ any person or persons to complete the Work and provide all the labor, services, materials, equipment, and other items required therefor. In case of such termination of the employment of the Subcontractor, the Subcontractor shall not be entitled to receive any further payment under this Agreement until the Work shall be wholly completed to the satisfaction of Turner and the Architect and shall have been accepted by them, at which time, if the unpaid balance of the amount to be paid under this Agreement shall exceed the cost and expense incurred by Turner in completing the Work, such excess shall be paid by Turner to the Subcontractor, but if such cost and expense shall exceed such unpaid balance, then the Subcontractor shall pay the difference to Turner. Such cost and expense shall include, not only the cost of completing the Work to the satisfaction of Turner and the Architect and of performing and furnishing all labor, services, materials, equipment, and other items required therefor, but also all losses, damages, costs and expenses, including legal fees and disbursements sustained, incurred or suffered by reason of or resulting from the Subcontractor's default.


Loss or Damage to Work

          ARTICLE XII. Turner shall not be responsible for any loss or damage to the Work to be performed and furnished under this Agreement, however caused, until after final acceptance thereof by Turner and the Architect, nor shall Turner be responsible for loss of or damage to materials, tools, equipment, appliances or other personal property owned, rented or used by the Subcontractor or anyone employed by it in the performance of the Work, however caused.


Fire Insurance

          Turner or Owner shall effect and maintain fire insurance (with extended coverage, if specified or otherwise required) upon all Work, materials and equipment incorporated in the Project and all materials and equipment on or about the Premises intended for permanent use or incorporation in the Project or incident to the construction thereof, the capital value of which is included in the cost of the Work, but not including any contractors' machinery, tools, equipment, appliances or other personal property owned, rented or used by the Subcontractor or anyone employed by it in the performance of the Work.

          The total value of the property described above as insurable under this Article and as shown on the approved monthly requisition provided for in
Article IV, plus the total value of similar property incorporated in the Project or delivered on the Premises during the month but not included in said requisition, as reported by the Subcontractor to Turner for insurance purposes only, shall determine the total value of the Subcontractor's work, materials and equipment to be insured under this Article.

          The maximum liability to the Subcontractor under this insurance shall be for not more than that proportion of any loss which the last reported value of the insured property bore to the actual value of said property at the time of such last report, and in no event for more than the actual loss.

          In the event of a loss insured under this Article, the Subcontractor shall be bound by any adjustment which shall be made between Turner or the Owner and the insurance company or companies. Loss, if any, shall be made payable to Turner and/or the Owner as their interests may appear, for the account of whom it may concern.


Cleaning Up

          ARTICLE XIII. The Subcontractor shall, at its own cost and expense,
(1) keep the Premises free at all times from all waste materials, packaging materials and other rubbish accumulated in connection with the execution of its Work by collecting and depositing said materials and rubbish in locations or containers as designated by Turner from which it shall be removed by Turner from the Premises without charge, (2) clean and remove from its Work and from all contiguous work of others any soiling, staining, mortar, plaster, concrete or dirt caused by the execution of its Work and make good all defects resulting therefrom (3) at the completion of its Work in each area, perform such cleaning as may be required to leave the area "broom clean", and (4) at the entire completion of its Work remove all of its tools, equipment, scaffolds, shanties and surplus materials. Should the Subcontractor fail to perform any of the foregoing to Turner's satisfaction, Turner shall have the right to perform and complete such work itself or through others and charge the cost thereof to the Subcontractor.


Compliance with Law and Permits

          ARTICLE XIV. The Subcontractor shall obtain and pay for all necessary permits and licenses pertaining to the Work and shall comply with all Federal, State, Municipal and local laws, ordinances, codes, rules, regulations, standards, orders, notices and requirements, including but not limited to those relating to safety, discrimination in employment, fair employment practices or equal employment opportunity, and with the requirements of the American Insurance Association, whether or not provided for by the Plans, Specifications, General Conditions, or other Contract Documents, without additional charge or expense to Turner, and shall also be responsible for and correct, at its own cost and expense, any violations thereof resulting from or in connection with the performance of its Work.

The Subcontractor shall at any time upon demand furnish such proof as Turner may require showing such compliance and the correction of such violations. The Subcontractor agrees to save harmless and indemnify Turner from and against any and all loss, injury, claims, actions, proceedings, liability, damages, fines, penalties, costs and expenses, including legal fees and disbursements, caused or occasioned directly or indirectly by the Subcontractor's failure to comply with any of said laws, ordinances, rules, regulations, standards, orders, notices or requirements or to correct such violations.

Labor to be Employed

     ARTICLE XV. The Subcontractor shall not employ men, means, materials or equipment which may cause strikes, work stoppages or any disturbances by workers employed by the Subcontractor, Turner or other contractors or subcontractors on or in connection with the Work or the Project or the location thereof. The Subcontractor agrees that all disputes as to jurisdiction of trades shall be adjusted in accordance with any plan for the settlement of jurisdictional disputes which may be in effect either nationally or in the locality in which the Work is being done and that it shall be bound and abide by all such adjustments and settlements of jurisdictional disputes, provided that the provisions of this Article shall not be in violation of or in conflict with any provisions of law applicable to the settlement of such disputes. Should the Subcontractor fail to carry out or comply with any of the foregoing provisions, Turner shall have the right, in addition to any other rights and remedies provided by this Agreement or the other Contract Document or by law, after three
(3) days written notice mailed or delivered to the last known address of the Subcontractor, to terminate this Agrement or any part thereof or the employment of the Subcontractor for all or any portion of the Work, and, for the purpose of completing the Work, to enter upon the Premises and take possession, in the same manner, to the same extent and upon the same terms and conditions as set forth in Article XI of this Agreement.

Taxes and Contributions

     ARTICLE XVI. The Subcontractor for the Price herein provided for, hereby accepts and assumes exclusive liability for and shall indemnify, protect and save harmless Turner and the Owner from and against the payment of:

1. All contributions, taxes or premiums (including interest, and penalties thereon) which may be payable under the Unemployment Insurance Law of any State, Federal Social Security Act, Federal, State, County and/or Municipal Tax Withholding Laws, or any other law, measured upon the payroll of or required to be withheld from employees, by whomsoever employed, engaged in the Work to be performed and furnished under this Agreement.

2. All sales, use, personal property and other taxes (including interest and penalties thereon) required by any Federal, State, County, Municipal or other law to be paid or collected by the Subcontractor or any of its subcontractors or vendors or any other person or persons acting for, through or under it or any of them, by reason of the performance of the Work or the acquisition, ownership, furnishing or use of any materials, equipment, supplies, labor, services or other items for or in connection with the Work.

3. All pension, welfare, vacation, annuity and other union benefit contributions payable under or in connection with labor agreements with respect to all persons, by whomsoever employed, engaged in the Work to be performed and furnished under this Agreement.

Patents

     ARTICLE XVII. The subcontractor hereby agrees to indemnify, protect and save harmless Turner and the Owner from and against any and all liability, loss or damage and to reimburse Turner and the Owner for any expenses, including legal fees and disbursements, to which Turner and the Owner may be put because of claims or litigation on account of infringement or alleged infringement of any letters patent or patent rights by reason of the Work or materials, equipment or other items used by the Subcontractor in its performance.

Mechanics' Liens or Claims

     ARTICLE XVIII. The Subcontractor for its subcontractors, laborers and materialmen and suppliers and all others directly or indirectly acting for, through or under it or any of them covenants and agrees that no liens or claims, whether a mechanics' lien or an affected account or otherwise, will be filed or maintained against the Project or Premises or any part thereof or any interests therein or any improvements thereon, or against any monies due or to become due from the Owner to Turner or from Turner to the Subcontractor, for or on account of any work, labor, services, materials, supplies, equipment, or other items performed or furnished for or in connection with the Work, and the Subcontractor for its Subcontractors, laborers, and materialmen and suppliers and all others above mentioned does hereby expressly waive, release and relinquish all rights to file or maintain such liens and claims and agrees further that this waiver of the right to file or maintain such liens and claims shall be an independent covenant and shall apply as well to work, labor and services performed and materials, supplies, equipment and other items furnished under any change order or supplemental agreement for extra or additional work in connection with the Project as to the Original Work covered by this Agreement.

     If any subcontractor, laborer, materialman or supplier of the Subcontractor or any other person directly or indirectly acting for, through or under it or any of them files or maintains a lien or claim, whether a mechanics' lien or an affected account or otherwise, a mechanic's lien or claim against the Project or Premises or any part thereof or any interests therein or any improvements thereon or against any monies due or to become due from the Owner to Turner or from Turner to the Subcontractor, for or on account of any work, labor, services, materials, supplies, equipment or other items performed or furnished for or in connection with the Work or under any change order or supplemental agreement for extra or additional work in connection with the Project, the Subcontractor agrees to cause such liens and claims to be satisfied, removed or discharged at its own expense by bond, payment or otherwise within ten (10) days from the date of the filing thereof, and upon its failure so to do Turner shall have the right, in addition to all other rights and remedies provided under this Agreement and the other Contract Documents or by law, to cause such liens or claims to be satisfied, removed or discharged by whatever means Turner chooses, at the entire cost and expense of the Subcontractor (such cost and expense to include legal fees and disbursements). The Subcontractor agrees to indemnify, protect and save harmless Turner and the Owner from and against any and all such liens and claims and actions brought or judgments rendered thereon, and from and against any and all loss, damages, liability, costs and expenses, including legal fees and disbursements, which Turner and/or the Owner may sustain or incur in connection therewith.

Assignment and Subletting

     ARTICLE XIX. Neither this Agreement nor any monies due or to become due hereunder shall be assignable without the prior written consent of Turner nor shall the whole or any part of this Agreement be sublet without like prior written consent. Any such assignment or subletting without such prior written consent shall be void and of no effect and shall vent no right or right of action in the assignee or subcontractor against Turner. Turner's consent to any assignment or subletting shall not relieve the Subcontractor

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

** Confidential treatment requested pursuant to Rule 406

               of any of its agreements, duties, responsibilities or obligations under this Agreement and the other Contract Documents, and the Subcontractor shall be and remain as fully responsible and liable for the defaults, neglects, acts and omissions of its assignees and subcontractors and all persons directly or indirectly employed by them as it is for its own defaults, neglects, acts and omissions and those of its own officers, agents, servants and employees. The Subcontractor shall bind each of its subcontractors to all of the terms, provisions and covenants of this Agreement and the other Contract Documents with respect to the sublet Work. Turner's consent to any subletting shall not be deemed to create any contractual relationship between Turner and any subcontractor to whom the Work or any portion thereof is sublet, and shall not vest any right or right of action in such subcontractor against Turner.

                    ARTICLE XX. Turner shall have the right at any time by
               written notice to the Subcontractor, to terminate this Agreement
Termination    and require the Subcontractor to cease work hereunder, in which
of Agreement   case, provide the Subcontractor be not then in default, Turner shall indemnify the Subcontractor against any damage directly resulting from such termination, except that the Subcontractor shall not be entitled to anticipated profits on work unperformed or on materials or equipment unfurnished.

                    ARTICLE XXI. The Subcontractor hereby guarantees the Work to
Guarantees     the full extent provided in the Plans, Specifications, General
               Conditions, Special Conditions and other Contract Documents.
                    The Subcontractor shall remove, replace and/or repair at its own expense and at the convenience of the Owner any faulty, defective or improper work, materials or equipment discovered within ** from the date of the acceptance of the Project as a whole by the Architect and the Owner or for such longer period as may be provided in the Plans, Specifications, General Conditions, Special Conditions or other Contract
               Documents.
                    Without limitation by the foregoing, the Subcontractor shall pay in addition for all damage to the Project resulting from defects in the Work and all costs and expenses necessary to correct, remove, replace and/or repair the Work and any other work or property which may be damaged in the correcting, removing, replacing or repairing the Work.

Accident            ARTICLE XXII. The Subcontractor agrees that the prevention
Prevention     of accidents to workmen engaged upon or in the vicinity of the
               Work is its responsibility. The Subcontractor agrees to comply with all Federal, State, Municipal and local laws, ordinances, rules, regulations, codes, standards, orders, notices and requirements concerning safety as shall be applicable to the Work, including, among others, the Federal Occupational Safety and Health Act of 1970, as amended, and all standards, rules, regulations and orders which have been or shall be adopted or issued thereunder, and with the safety standards established during the progress of the Work by Turner. When so ordered, the Subcontractor shall stop any part of the Work which Turner deems unsafe until corrective measures satisfactory to Turner have been taken, and the Subcontractor agrees that it shall not have nor make any claim for damages growing out of such stoppages. Should the Subcontractor neglect to take such corrective measures, Turner may do so at the cost and expense of the Subcontractor and may deduct the cost thereof from any payments due or to become due to the Subcontractor. Failure on the part of Turner to stop unsafe practices shall in no way relieve the Subcontractor of its responsibility therefor.
                    This Subcontractor acknowledges the receipt of The Turner
               Corporation's policies on "Safety" and "Drug and Alcohol Abuse".
               Subject to applicable law this Subcontractor further agrees to be bound to these policies as a part of the supplemental and special conditions to the contract for construction of the project.

Liability           ARTICLE XXIII. The Subcontractor hereby assumes entire
for Damage     responsibility and liability for any and all damage or injury of
and Personal   any kind or nature whatever (including death resulting therefrom)
Injury         to all persons, whether employees of any tier of the
               Subcontractor or otherwise, and to all property caused by, resulting from, arising out of or occurring in connection with the execution of the Work, or in preparation for the Work, or any extension, modification, or amendment to the Work by change order or otherwise. Except to the extent, if any, expressly prohibited by statute and excluding from this indemnity such acts or omissions, if any, of the party indemnified for which it is not legally entitled to be indemnified by the Subcontractor under applicable law, should any claims for such damage or injury
               (including death resulting therefrom) be made or asserted, whether or not such claims are based upon Turner's or the Owner's alleged active or passive negligence or participation in the wrong or upon any alleged breach of any statutory duty or obligation on the part of Turner or the Owner, the Subcontractor agrees to indemnify and save harmless Turner and the Owner, their officers, agents, servants and employees from and against any and all such claims and further from and against any and all loss, cost, expense, liability, damage or injury, including legal fees and disbursements, that Turner and the Owner, their officers, agents, servants or employees may directly or indirectly sustain, suffer or incur as a result thereof and the Subcontractor agrees to and does hereby assume, on behalf of Turner and the Owner, their officers, agents, servants and employees, the defense of any action at law or in equity which may be brought against Turner and/or the Owner, their officers, agents, servants or employees upon or by reason of such claims and to pay on behalf of Turner and the Owner, their officers, agents, servants and employees, upon demand, the amount of any judgment that may be entered against Turner and/or the Owner, their officers, agents, servants or employees in any such action. In the event that any such claims, loss, cost, expenses, liability, damage or injury arise or are made, asserted or threatened against Turner and/or the Owner, their officers, agents, servants or employees, Turner shall have the right to withhold from any payments due or to become due to the Subcontractor an amount sufficient in its judgment to protect and indemnify Turner and the Owner, their officers, agents, servants and employees from and against any and all such claims, loss, cost, expense, liability, damage or injury, including legal fees and disbursements, or Turner, in its discretion may require the Subcontractor to Furnish a surety bond satisfactory to Turner guaranteeing such protection, which bond shall be furnished by the Subcontractor within five (5) days after written demand has been made therefor.

                    In furtherance to but not in limitation of the indemnity
               provisions in this Agreement, Subcontractor hereby expressly and specifically waives any statutory or constitutional immunity it enjoys from suits by its own employees or from limitations of liability or recovery under workers compensation laws.

Compensation        Before commencing the Work, the Subcontractor shall procure and Liability  and maintain, at its own expense, until completion and final
Insurance      acceptance of the Work at least the following insurance from insurance companies satisfactory to Turner.

               1. WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY INSURANCE in
                    accordance with laws of the State in which the Work is situated.

** Confidential treatment requested pursuant to Rule 406

2. COMPREHENSIVE GENERAL LIABILITY INSURANCE INCLUDING COMPLETED OPERATIONS, CONTRACTUAL LIABILITY INSURANCE AGAINST THE LIABILITY ASSUMED HEREINABOVE, and including CONTRACTORS' PROTECTIVE LIABILITY INSURANCE if the Subcontractor sublets to another all or any portion of the Work, with the following minimum limits:

    Combined Single Limit          **

3. COMPREHENSIVE AUTOMOBILE LIABILITY INSURANCE covering all owned, non-owned and hired automobiles used in connection with the Work, with the following minimum limits:

    Bodily Injury (including death) ** per accident and Property Damage

          Before commencing the Work, the Subcontractor shall furnish a certificate, satisfactory to Turner, from each insurance company showing that the above insurance is in force, stating policy numbers, dates of expiration, and limits of liability thereunder, and further providing that the insurance will not be canceled or changed until the expiration of at least thirty (30) days after written notice of such cancellation or change has been mailed to and received by Turner. Turner shall be named as an additional insured under these policies of insurance.
          If the Subcontractor fails to procure and maintain such insurance, Turner shall have the right, but not the obligation, to procure and maintain the said insurance for and in the name of the Subcontractor and the Subcontractor shall pay the cost thereof and shall furnish all necessary information to make effective and maintain such insurance.


BONDS
-----

          Article XXIV. The Subcontractor shall furnish to Turner a performance bond in the amount of ** and a separate payment bond in the amount of ** , the form and contents of such bonds and the Surety or Sureties thereon to be satisfactory to Turner.


SEVERABILITY
------------

          ARTICLE XXV. In the event that any provision or any part of a provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable laws by an authority having jurisdiction, such determination shall not impair or otherwise affect the validity, legality, or enforceability of the remaining provisions or parts of provisions of this Agreement, which shall remain in full force and effect as if the unenforceable provision or part were deleted.


ENTIRE
AGREEMENT
---------

          ARTICLE XXVI. This Agreement constitutes the entire agreement between the parties hereto. No oral representations or other agreements have been made by Turner except as stated in the Agreement. This Agreement may not be changed in any way except as herein provided, and no term or provision hereof may be waived by Turner except in writing signed by its duly authorized officer or agent. The marginal descriptions of any term or provision of this Agreement are for convenience only and shall not be deemed to limit, restrict or alter the content, meaning or effect thereof.
          The said parties, for themselves, their heirs, executors, administrators, successor and assigns, do hereby agree to the full performance of all of the terms and provisions herein contained.

          IN WITNESS WHEREOF the parties to those presents have hereunto set their hands as of the day and year first above written.


                                              TURNER CONSTRUCTION COMPANY

In the Presence of: (Witness)

X /s/   "illegible"                           By:/s/ P.R. CREIGHTON
 ---------------------------                     ------------------------------
                                                 P.R. Creighton  Vice President


In the Presence of: (Witness)                 FLOUR CITY ARCHITECTURAL METALS,
----------------------------                  INC.               Subcontractor

X /s/ JOHN H. BERNHARDT                       By:/s/ "illegible"     President
 ---------------------------                     ------------------------------
                                                                 Official Title


Subcontractor's      OHIO      State Unemployment Ins. No.
               ----------------                           ---------------------
 (Insert State and Register No. for State in which the Work is to be performed)


                Subcontractor's License No. -------------------
               Insert License No., if any, for State or locality
                     in which the Work is to be performed)


Subcontractor's      OHIO      State Sales Tax Registration No.
               ----------------                                ----------------
                (Job Location)


Subcontractor's Federal I.D. No.
                                ----------------



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
In addition to Turner and the Owner, the Indemnified Parties throughout this Agreement shall include and any of their respective officers, agents, servants, or employees, and affiliates, parents and subsidiaries.




Nothing contained in Article XXIII of this Agreement shall be deemed to obligate the Subcontractor to indemnify Turner, the Owner or any of the other Indemnified Parties, their officers, agents, servants, or employees, and affiliates, parents and subsidiaries, against liability for damages or any other loss, damage or expense sustained, suffered or incurred on account of death or bodily injury to active persons or injury to property caused by the negligence or willful misconduct of Turner, the Owner or any of the other Indemnified Parties, their officers, agents, servants, or employees, and affiliates, parents and subsidiaries, or other subcontractors directly responsible to Turner. Therefore, if it is determined, by legal proceedings or agreement, that the Subcontractor has no direct contributory or incidental negligence or other obligation to Turner, the Owner, or any Indemnified Party, and that the Subcontractor is in no way a proper party to a particular claim, then the Subcontractor shall not be obligated to hold Turner, the Owner or any Indemnified Party harmless with respect to said claim. However, until such determination is made by local proceedings or agreement, or if the Subcontractor is found to have any degree of direct or contributory negligence or if it is determined that the Subcontractor is in any way or to any degree a proper party to said claim, then the Subcontractor's obligations under all of the terms and provisions of Article XXIII shall remain in full force and effect except to the extent caused by the negligence of Turner, the Owner or any Indemnified Party.


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